PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

PROSPECTUS: MAY 1, 2014

This prospectus describes the Prudential Retirement Security Annuity IV, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC to retirement plans and accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Internal Revenue Code of 1986, as amended (“Code”). We may require the custodian of any individual retirement account to be our designated affiliate. Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code.

Currently, the Annuity is available to fund the following plan types:

■	Plan Type A: A custodial account established as an IRA or Roth IRA.
■	Plan Type B: An employment based retirement plan or arrangement.

Prudential Retirement Security Annuity IV is not available for the transfer or conversion of Prudential IncomeFlex Target Benefit guarantees under a qualified retirement plan sponsored by your employer or union that offers an in-plan Prudential IncomeFlex Target Benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectus for the underlying mutual fund contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE FUND

The Annuity offers a Variable Investment Option, a sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The sub-account invests in the Prudential Asset Allocation Fund of the Prudential Investment Portfolios, Inc.

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

To learn more about the Prudential Retirement Security Annuity IV, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2014. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity IV SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear.

Accumulation Phase: The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Birthday Year as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

Birthday Year: Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. For Plan Type B, if after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate. See definition of Plan Contract Holder below, with respect to group annuity contract holders in connection with Plan Type B.

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Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

Conversion: The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this Annuity as permitted by the Code.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Excess Withdrawal: Any withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.

Individual Retirement Account (IRA): A tax qualified individual retirement account within the meaning of Section 408(a) of the Code, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Participant: A Participant in a retirement plan or arrangement within the meaning of Plan Type B.

Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund Plan Type B.

Plan Type A: A custodial account established as an IRA or Roth IRA.

Plan Type B: An employment based retirement plan or arrangement qualifying for favorable tax treatment under the Code. For example, this would include retirement plans qualifying for tax benefits under sections 401(a), 403(b) or 457 (governmental) of the Code.

Prudential IncomeFlex Target® Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.

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Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial account agreement, you can make additional Purchase Payments at any time during the Accumulation Phase.

Recharacterization: The redefining of a transfer made to an individual retirement account as having been made or transferred instead to another type of individual retirement account. You may elect to recharacterize funds transferred from an IRA to a Roth IRA via a Conversion and have those funds treated as if transferred initially to the IRA. You may also elect to recharacterize Purchase Payments made to your IRA or Roth IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively. Recharacterizations are allowed under this Annuity as permitted by the Code

Roth Individual Retirement Account (Roth IRA): A tax qualified individual retirement account within the meaning of Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such Roth IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the Roth IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Statement of Additional Information: A document containing certain additional information about the Prudential Retirement Security Annuity IV. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Status: For purposes of determining the transfer of guaranteed values between the IRA and Roth IRA, your status is based upon the Guaranteed Withdrawal Percentage applicable to the IRA and/or Roth IRA.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan or individual retirement account), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

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SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity IV. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options. Fees and expenses apply to all plan types (Plan Type A and Plan Type B).

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [2]	$0	$150

Insurance and Administrative Expenses
(As a percentage of average daily net assets of the sub-accounts)
	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.65%	1.75%	0.00%	1.50%
IncomeFlex Target Benefit	1.00%	1.50%	1.15%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [3]	1.65%	3.25%	1.15%	3.00%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The total annual charge is the sum of the insurance and administrative charge and the charge for the base IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2013, for Class Z shares of the Prudential Asset Allocation Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity IV Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.94%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses That Are Deducted From Portfolio Assets, In %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Prudential Asset Allocation Fund (Class Z)	0.65%	0.29%	0.94%

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EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

Examples 1 and 2 assume the following:

■	You invest $10,000 in Prudential Retirement Security Annuity IV;
■	You allocate all of your assets to the Variable Investment Option;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year;
■	No tax charge applies;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges; and
■	No reduction for fee waivers or expense reimbursements.

EXAMPLE 1 Plan Type A
1 yr	3 yrs	5 yrs	10 yrs
$421	$1,272	$2,138	$4,364

EXAMPLE 2 Plan Type B
1 yr	3 yrs	5 yrs	10 yrs
$396	$1,201	$2,023	$4,155

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE NOTE THAT THE MINIMUM INITIAL PURCHASE PAYMENT FOR THIS CONTRACT IS $20,000 FOR PLAN TYPE A CONTRACTS. PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation unit values have been included at the end of the prospectus.

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SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1: What Is The Prudential Retirement Security Annuity IV?

The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. These plans include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. The Contract features a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

For Plan Type A, the Contracts may be offered as individual contracts or interests in a group annuity. For Plan Type B, group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through an IRA, Roth IRA or qualified retirement plan, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

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Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan (Plan Type B) may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Target Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity IV?

The Contract is available only to fund retirement plans and accounts qualifying for favorable tax treatment under the Code. Investors in Plan Type A may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000. This minimum initial purchase requirement does not apply to Plan Type B.

You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.

Absent our prior approval, we may temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?

The Contract has insurance features and investment features, and there are costs related to each. These charges may differ based upon plan type.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. This fee may vary by plan type.
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Insurance and Administrative Charge: We impose an asset-based charge to cover expenses and certain insurance risks. The amount of the charge varies by plan type. We deduct this charge daily from the net asset value of the Variable Investment Option.

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Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and

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risks we assume in providing the benefit. The amount of the charge may vary by plan type. We deduct this charge daily from the net asset value of the Variable Investment Option.
■	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

SECTION 8: How Can I Access My Money?

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Plan Type A: You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

■

Plan Type B: You may withdraw money subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.

This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?

This Contract is offered to fund certain individual retirement accounts and employment based retirement plans.

Plan Type A: Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA, or Roth IRA. Generally, all amounts withdrawn from IRAs and withdrawals of earnings from Roth IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2.

Plan Type B: Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a penalty tax.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Internal Revenue Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?,” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many Annuity contracts that generally do when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain individual retirement accounts and employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity IV is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

For Plan Type A, you are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.

For Contracts funding Plan Type B, a group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.

You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

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During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.

The Variable Investment Option invests in the Prudential Asset Allocation Fund, which is a series of the Prudential Investment Portfolios, Inc. mutual fund. The accompanying current prospectus for the Prudential Asset Allocation Fund, available in your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The adviser and sub-advisers for the underlying investment appear next to the description.

The Prudential Asset Allocation Fund is managed by Prudential Investments LLC, Quantitative Management Associates and Prudential Investment Management, Inc, all affiliates of PRIAC.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios, Inc.

MODERATE ALLOCATION

Prudential Asset Allocation Fund

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities. Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. We currently consider small companies to be those with a market capitalization less than that of the largest company in the Russell 2000 Index at the time of investment. As of October 31, 2013, this number was approximately $5.05 billion. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities and up to 35% are invested in foreign securities.

ADVISER: Prudential Investments LLC SUB-ADVISER: Prudential Investment Management, Inc. Quantitative Management Associates

PAYMENTS MADE TO PRIAC

Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolio and/or the investment adviser to the underlying portfolio, to provide administrative and support services to the portfolio. Pursuant to the terms of this agreement, PRIAC receives a total fee of 0.22% annually of the average assets allocated to the portfolio under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Through your indirect investment in the underlying portfolio, you indirectly bear the costs of these fees (see underlying fund’s prospectus for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.

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In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow you to transfer sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
■

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

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Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

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A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. A Business Day is a day on which the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual fund used by the Variable Investment Option. However, we vote the shares of the mutual fund according to voting instructions we receive from Contract Owners. When a vote is required, we will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from Contract Owners. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. We may vote shares in our own right or change the way your voting instructions are calculated if it is required or permitted by federal or state regulation. For certain plans, the Plan Contract Holder, rather than the Participant, will vote.

SUBSTITUTION

We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.

REPORTS TO YOU

We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the sub-account of the PRIAC Variable Contract Account A. We also will send annual and semi-annual reports for the underlying fund.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans (Plan Type B) under the Code or under the terms of the particular plan.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION  5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

TAX CONSIDERATIONS

Your Contract generally will be held in a custodial account established as an IRA, Roth IRA or other retirement plan eligible for favorable tax treatment under the Code. Roth IRAs are not subject to the required minimum distributions of the Code during the Owner’s lifetime. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both period certain annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and period certain annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity payment under a period certain annuity, we start with the Adjusted Contract Value, which is the value of your Contract minus any charge we impose for premium taxes, and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” The Spousal Benefit may be available for a same-gender marriage recognized under applicable state law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA, 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Plan Type A

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

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A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Plan Type B

Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit. For certain Contracts, a Death Benefit claim must be sent to a designated record keeper rather than us.

We will pay the Death Benefit, according to your instructions, in:

■	one sum as if it were a single withdrawal;
■	systematic withdrawals;
■	an annuity, or
■	a combination of the above.

If you have not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement plan that covered you, elect:

■	one sum cash payment;
■	an annuity;
■	to receive regular payments in accordance with the systematic withdrawal plan; or
■	a combination of the above.

For Contracts issued under 403(b) of the Code, the requirements for distributions to beneficiaries are the same as those described above for Plan Type A.

If you die on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death or as periodic payments over a period not extending beyond the life or life expectancy of such designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

Your employment based retirement plan (Plan Type B) may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT ?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Birthday Year as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.

This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit. If you establish both an IRA and Roth IRA under this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract described below, will be calculated separately.

HIGHEST BIRTHDAY VALUE

The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each year, beginning on your Birthday and ending on the last Business Day preceding your next Birthday, (the “Birthday Year”) for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

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You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Therefore, for example, if you have not elected the Spousal Benefit and you are aged between 65 and 69 your Income Base must equal $5,000 or more to lock in guaranteed withdrawals. Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%

If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

■

During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

■

If the Purchase Payment is made after a withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Birthday Year.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,250	(4.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,750	(5.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.

SPOUSAL BENEFIT

With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. There are special considerations if you and your civil union partner are the same gender. See “Same-Gender Spouse Or Civil Union Partner Considerations” below. Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA or retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate (Plan Type B), spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.

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Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, if applicable, your retirement plan, if your surviving spouse is your Beneficiary.

Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

■	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
■	The birthday of your surviving spouse will be used to determine:
■	the Highest Birthday Values under this Contract;
■	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
■	the availability and amount of Step-Ups.
■

At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

■

If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS

The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

CONVERSIONS AND RECHARACTERIZATIONS – TRANSFERS AMONG THE IRA AND ROTH IRA

This Contract is designed to accept Purchase Payments made in connection with the establishment of an IRA and/or Roth under this Annuity. You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and Roth IRA, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. You may transfer funds from the IRA to the Roth IRA under this Annuity via a Conversion. You may also transfer funds back to an IRA or Roth IRA via Recharacterization. Conversions and Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions.

If you elect to transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization and the Statuses and elections of the receiving individual retirement account are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you locked-in and elected the Spousal Benefit under the IRA or Roth IRA and transfer funds via

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a Conversion or Recharacterization, 100% of the guarantees will transfer only if you have locked-in with the same spouse under both transferring and receiving individual retirement account.

If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization, or the status and elections of the receiving individual retirement account are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount. The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract. The transferred amount is treated as an additional Purchase Payment into the receiving individual retirement account and will increase your Contract Value under that individual retirement account.

Example 1 – Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$0	$9,250
Income Base	$125,000	$60,000	N/A	$185,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the IRA and the Statuses and elections of both contracts are the same.

Example 2 – Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	5%	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$50,000	$75,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$3,125	$5,500
Income Base	$125,000	$60,000	$62,500	$110,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 50% of the IRA ($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.

Example 3 – Transferring 100% – Different Elections and Status

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	Yes	No	N/A	No
Guaranteed Withdrawal %	4.5%	5%	N/A	5%
Contribution Source	IRA	Roth	N/A	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,750	$2,500	$0	$7,500
Income Base	$150,000	$50,000	$0	$150,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. Although 100% of the IRA was transferred, the guaranteed values cannot be combined because the Statuses and elections of both contracts are not the same.

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WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Employment based retirement plans (Plan Type B) may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Birthday Year to determine Excess Withdrawals.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

■ Income Base:	$200,000
■ Guaranteed Withdrawal Percentage:	5.00%
■ Annual Guaranteed Withdrawal Amount:	$10,000
■ Birthday Year:	May 15, 2012 through May 14 , 2013
■ Contract Value prior to withdrawal on June 18, 2012 (date of first withdrawal)	$160,000
■ Contract Value prior to withdrawal on July 18, 2012 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal = $160,000
■	Contract Value after withdrawal = $160,000 – $9,000 = $151,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 18, 2012) = $150,000
■	Contract Value after withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 18, 2012, then the following values would result:

■	Contract Value = $160,000 – $9,000 = $151,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

If an additional $11,000 is withdrawn on July 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 18, 2012) = $150,000

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■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
■	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $671.14 = $9,328.86
■

Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20

■	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.

If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 15, 2012 through May 14, 2013
Contract Value on April 16, 2012	$160,000
Contract Value on May 16, 2012	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2012)
RMD Value	$4,000 (for calendar year 2012)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 16, 2012, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 16, 2012, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Contract Value = $146,000 – $10,000 = $136,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 16, 2012, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	$6,000 counts as an Excess Withdrawal
■	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

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INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Birthday Year during which the increase occurs, but you are not required to do so.

The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 15
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 14, 2012	$100,000
Guaranteed Withdrawal Percentage	5%
■	Step-Up Value = $100,000 × 5% = $5,000
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,000

GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

■

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

■	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS

■

Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan or custodial account agreement, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

■

Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

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The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. IncomeFlex may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

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We impose a charge for IncomeFlex, which you will begin paying as soon as you buy the contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

■

You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under IncomeFlex. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

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■

Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

Prudential IncomeFlex Target Benefit terminates:

■	upon an Excess Withdrawal that causes the Contract Value to be zero;
■	upon your surrender of the Contract;
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit, or
■	upon your election to begin receiving Annuity Payments.

Under certain Contracts funding employment based retirement plans (Plan Type B), the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.

We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

You have purchased the Contract as an investment vehicle to be held by a custodial IRA or Roth IRA, or other tax qualified retirement plan. Generally, required minimum distribution rules under the Code require that you begin receiving periodic amounts from your IRA or tax qualified arrangement beginning after age 70 1/2. Required minimum distributions are not required for Roth IRAs during the Owner’s lifetime. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals – Required Minimum Distributions,” earlier in this section.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment for Plan Type A is $20,000. This initial minimum does not apply to Plan Type B. You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date. In connection with Plan Type B, this restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract and when you make an additional Purchase Payment, we will allocate your Purchase Payment to the Variable Investment Option.

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For Plan Type A: If you are purchasing this Contract through an Individual Retirement Account, we will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.

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For Plan Type B: If you are purchasing this Contract through a retirement plan, and your initial Purchase Payment is not accompanied by all the required information to allow us to issue your Contract, we will allocate that initial Purchase Payment to the default investment option designated by your retirement plan. During the time period in which your initial Purchase Payment is allocated to that default investment option, we will seek to obtain the required information, but you will not be invested in the Contract. Depending on the characteristics of the retirement plan default investment option, you may experience a gain or loss on money allocated to that option.

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers, or record keepers administering employment based retirement plans (Plan Type B), prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT

SECURITY ANNUITY IV?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.65%	1.75%	0.00%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
IncomeFlex Target Benefit	1.00%	1.50%	1.15%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.

Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Any increase or current charge may vary by plan type. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

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ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, if the Contract offers more than one option, then proportionately from each option. Any current fee, increase or waiver of this fee may vary by plan type.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

For Contracts funding employment based plans or arrangements (Plan Type B), we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended September 30, 2013, without regard to expense caps, the total fees and operating expenses of the Prudential Asset Allocation Fund was 0.94% annually.

For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.

WITHDRAWALS IN CONNECTION WITH PLAN LOANS (Plan Type B only)

Employment based retirement plans (Plan Type B) may permit Participant loans. Please contact your plan administrator to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. The terms and conditions of the loan will be outlined in a Truth in Lending Agreement and Promissory note to be provided, along with the check, which will authorize a portion of your Contract Value to be used as security for the loan, upon your endorsement of the check.

Based on the terms of your plan or the plan’s loan policy, your Contract Value may be used to determine the amount available for a plan loan. Generally, the Code limits loans to the extent the loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or
(b)

One-half ( 1/2) of the Participant’s vested plan account value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

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Other technical requirements may apply to prevent a plan loan from being treated as a taxable distribution from the plan.

Generally, if plan loan amounts are funded with withdrawals from the Annuity, then such withdrawals may reduce or eliminate guarantees associated with the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for additional information about the impact of Excess Withdrawals and withdrawals before the Lock-In Date. You should contact your plan administrator to determine what portion of any loan will be funded by a withdrawal from the Annuity and then consider the impact to your Prudential IncomeFlex Target Benefits.

Currently, withdrawals from the Annuity in connection with plan loans generally do not cause a 90-day suspension of the right to make additional Purchase Payments. See Section 6, “How Can I Purchase The Prudential Retirement Security Annuity IV?” Scheduled plan loan repayments resulting in Purchase Payments will be treated like all other standard Purchase Payments. However, before the Lock-In Date, Purchase Payments resulting from lump sum loan repayments will not be permitted for 90 days following a withdrawal made in connection with a plan loan.

We may delay any issuance of a loan in order to obtain information from your employer that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service (“IRS”) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

This Contract may be purchased by custodial IRAs and custodial Roth IRAs, which can hold other permissible assets other than the Annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian. This Contract is also available for purchase by certain employment based retirement plans or arrangements.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 408(a), 408A or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently, the Contract may be purchased for use in connection with individual retirement accounts, which are subject to Section 408(a) of the Code and Roth individual retirement accounts, which are subject to Section 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

This Contract may also be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), 408(a), 408A and 457 (governmental) of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.

IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater

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of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.

Roth IRAs. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining fee look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the Contract.

Contribution Limits/Rollovers. You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2014 the limit for an IRA is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Contract, you can make regular IRA contributions under the Contract (to the extent permitted by law and the Contract). However, if you make such regular IRA contributions, you should note that you will not be able to treat the Contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the Contract funds originally derived from a qualified retirement plan into another Section 401(a) plan. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA.

Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot “roll over” benefits from a traditional IRA to a Roth IRA.

Currently this Contract is not available to fund inherited IRAs or inherited Roth IRAs.

For Contracts issued to tax favored retirement plans, other than IRAs, different contribution rules apply. In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.

Distributions. Usually, the full amount of any distribution from an IRA or qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”;
■	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
■	Failure to take a minimum distribution.

For Roth IRAs, Roth 401(k) accounts, Roth 403(b) accounts and Roth 457 accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the

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entire Roth account. “Qualified distributions” from a Roth IRA or Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code (applicable to Roth IRAs only); and (2) the distribution must be made in the year that is at least five tax years after the first year (a) for Roth IRAs, for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA or (b) for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

TAX DEFERRED ANNUITIES

In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

■	Your attainment of age 59 1/2;
■	Your severance of employment;
■	Your death;
■	Your total and permanent disability; or
■	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA or qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments. Similar rules apply to distributions from plans under section 403 of the Code, which allows you to satisfy all of your minimum distribution requirements by taking distributions from one or more 403 accounts.

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REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that beneficiary is your surviving spouse.

If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary of the date of death.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period. If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 (governmental) of the Code) before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■

For certain distributions from employment based retirement plans (Plan Type B), which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding

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requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS

Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.

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While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

TEXAS OPTIONAL RETIREMENT PROGRAM

The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.

Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.

LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES

If you are a participant in an employment based retirement plan (Plan Type B) and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the Prudential IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your Prudential IncomeFlex Target Benefits.

Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

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SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans (Plan Type B).

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

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Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

This Contract must be used to fund an individual retirement account or an employer based retirement plan or arrangement, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; EDM Americas Inc.(mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503 and 1600 Malone Street, Millville, NJ 08332; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Xpedite Systems, LLC (fax services) located at 6025 The Corners Parkway, Suite 100, Norcross, GA 30092.

ADDITIONAL INFORMATION

PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Federal Tax Status
■	Financial Statements

HOW TO CONTACT US

You can contact the Prudential Retirement Service Center by:

■

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information via our internet website at www.prudential.com/online/retirement.

41

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

42

Prudential Retirement Security Annuity IV

ACCUMULATION UNIT VALUES: Plan A Fee Rate of 1.65%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Prudential Asset Allocation Fund (IRA)
05/04/2010* to 12/31/2010	$10.42	$11.07	—
01/01/2011 to 12/31/2011	$11.07	$11.19	26
01/01/2012 to 12/31/2012	$11.19	$12.46	146
01/01/2013 to 12/31/2013	$12.46	$14.55	390

*	Date that Portfolio was first offered in this product

ACCUMULATION UNIT VALUES: Plan B Fee Rate of 1.15%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Prudential Asset Allocation Fund
05/04/2010* to 12/31/2010	$10.44	$11.13	19
01/01/2011 to 12/31/2011	$11.13	$11.30	111
01/01/2012 to 12/31/2012	$11.30	$12.65	2,893
01/01/2013 to 12/31/2013	$12.65	$14.85	3,243

*	Date that Portfolio was first offered in this product

43

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789	Presorted Standard U.S. Postage PAID Prudential

© 2014 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2014
SS-IFX-IV-PROSP	RSBR682

PRUDENTIAL RETIREMENT SECURITY ANNUITY V

PROSPECTUS: MAY 1, 2014

This prospectus describes the Prudential Retirement Security Annuity V, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A as an interest in a group annuity. As such, references to “Contract” or “Annuity” also mean any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC to fund retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (“Code”). Eligible investors may contribute Purchase Payments to the Annuity, subject to our underwriting guidelines and the Code. For general information regarding your plan and the benefits provided thereunder, you should contact your plan’s Designated Record Keeper (defined in the Glossary), as we do not service your retirement plan.

Prudential Retirement Security Annuity V is not available for the transfer or conversion of Prudential IncomeFlex Target Benefit guarantees under a qualified retirement plan sponsored by your employer that offers an in-plan Prudential IncomeFlex Target Benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectus for the underlying investment option contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE FUND

The Annuity offers a Variable Investment Option, which is a sub-account of the PRIAC Variable Contract Account A that invests in an underlying mutual fund portfolio. The sub-account is invested in the Vanguard Balanced Index Fund of the Vanguard Valley Forge Funds.

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY V

To learn more about the Prudential Retirement Security Annuity V, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2014. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity V SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified and defined those below, with certain others described within the text where they appear in the prospectus.

Accumulation Phase: The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract, minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Birthday Year, as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payment: Each payment made on or after your Annuity Date, in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

Birthday Year: Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate. With respect to group annuity contracts issued to fund employment based retirement plans or arrangements, see the definition of Plan Contract Holder below.

Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Designated Record Keeper: The third party record keeper designated by your employment based retirement plan. Currently, the Designated Record Keeper is AON Hewitt, 4 Overlook Point, Lincolnshire, IL 60069-1526.

Excess Withdrawal: Any withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Good Order: Sufficiently clear instruction received by the Designated Record Keeper on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Participant: An individual participating in an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended.

Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code.

Prudential IncomeFlex Target® Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement.

Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Statement of Additional Information: A document containing certain additional information about the Prudential Retirement Security Annuity V. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To obtain a copy of the Statement of Additional Information, please see the front and back cover of this prospectus.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, except for Roth accounts, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity V. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [2]	$0	$150
Insurance and Administrative Expenses
(As a percentage of average daily net assets of the sub-accounts)
Insurance and Administrative Charge	0.20%	1.50%
IncomeFlex Target Benefit	1.20%	1.80%
Total Annual Charge with the IncomeFlex Target Benefit [3]	1.40%	3.30%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The total annual charge is the sum of the insurance and administrative charge and the charge for the base IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, December 31, 2013, for Institutional shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity V Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.08%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (Annual Portfolio Operating Expenses (expenses That Are Deducted From Portfolio Assets, In %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Vanguard Balanced Index Fund (Institutional Shares)	0.06%	0.02%	0.08%

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The example assumes the following:

■	You invest $10,000 in Prudential Retirement Security Annuity V;
■	You allocate all of your assets to the Variable Investment Option;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year;
■	No tax charge applies;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges; and
■	No reduction for fee waivers or expense reimbursements.

EXAMPLE
1 yr	3 yrs	5 yrs	10 yrs
$341	$1,039	$1,760	$3,667

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation unit values have been included at the end of the prospectus.

SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1: What Is The Prudential Retirement Security Annuity V?

The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. The Contract features a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible that your Contract Value may decrease, due to market changes.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law.

During the applicable free look period, you can notify your plan’s Designated Record Keeper to request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

Please note, the fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Target Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity V?

The Contract is available only to fund certain retirement plans qualifying for favorable tax treatment under the Code.

Our prior approval is required for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.

Absent our prior approval, we may temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity V?

The Contract has insurance features and investment features, and there are costs related to each.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.
■

Insurance and Administrative Charge: We may impose an asset-based charge to cover expenses and certain insurance risks, which would be deducted daily from the net asset value of the Variable Investment Option.

■

Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Option.

■	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

SECTION 8: How Can I Access My Money?

You may withdraw money, subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.

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This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?

This Contract is offered to fund certain employment based retirement plans qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code.

Generally, except for qualified distributions from Roth Accounts, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a penalty tax.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, PRIAC does not service your retirement plan. Your plan has a Designated Record Keeper, acting on its behalf, which provides record keeping services.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. Under your plan’s Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your interest under the Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity V is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate under the Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your investment under the Contract at the time you begin receiving payments.

A group annuity contract is issued to a Plan Contract Holder when the Contract is used to fund an employment based retirement plan. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contract generally provides that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

You should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can notify the Designated Record Keeper, as we do not service your plan, and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.

The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The accompanying current prospectus for the Vanguard Balanced Index Fund, available under your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it, for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The advisers for the underlying investment appear next to the description.

The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Vanguard Valley Forge Funds

MODERATE

Vanguard Balanced Index Fund

With 60% of its assets, the fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the performance of a broad, market-weighted bond index.

ADVISER: The Vanguard Group, Inc.

PAYMENTS MADE TO PRIAC

In general, PRIAC may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee. These types of payments are sometimes referred to as “revenue sharing” payments. PRIAC has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this Contract.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of

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making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
■

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

■

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. A Business Day is a day on which the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day. As

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we do not service your plan, you should contact the Designated Record Keeper for information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual fund used by the Variable Investment Option. However, we vote the shares of the mutual fund according to voting instructions we receive from Contract Owners or Plan Contract Holders, as applicable. When a vote is required, a proxy statement will be furnished, which is a form which will need to be completed and returned to provide voting instruction. We will vote shares of the mutual fund, based on the instructions received. With respect to fund shares for which instructions are not received, and any other shares that we own in our own right, we will vote such shares in the same proportion as shares for which instructions were received from Contract Owners and Plan Contract Holders, as applicable. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners and Plan Contract Holders who actually vote will determine the ultimate outcome. We may vote shares in our own right or change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION  5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if you choose, quarterly, semiannually, or annually, for the period certain. If you die during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If you die before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

As we do not service your plan, you should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

TAX CONSIDERATIONS

Your Contract generally will be held by a retirement plan eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you, in increments, the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both period certain annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and period certain annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity payment under a period certain annuity, we start with the Adjusted Contract Value, which is the value of your Contract minus any charge we impose for premium taxes, and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that the Designated Record Keeper receives the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” The Spousal Benefit may be available for a same-gender marriage recognized under applicable state law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly. Due proof of death should be submitted to the Designated Record Keeper.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as a “qualified investment” that requires minimum distributions. Upon your death under a “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

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If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

For certain Contracts, a Death Benefit claim must be sent to a designated record keeper rather than us.

We will pay the Death Benefit, according to your instructions, in:

■	one sum as if it were a single withdrawal;
■	systematic withdrawals;
■	an annuity, or
■	a combination of the above.

If you have not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement plan that covered you, elect:

■	one sum cash payment;
■	an annuity;
■	to receive regular payments in accordance with the systematic withdrawal plan; or
■	a combination of the above.

If you die on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death or as periodic payments over a period not extending beyond the life or life expectancy of such designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals).

The Income Base is used to determine the amount you may withdraw each Birthday Year as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.

This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit.

HIGHEST BIRTHDAY VALUE

The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described immediately below.

Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each year, beginning on your Birthday and ending on the last Business Day preceding your next Birthday, (the “Birthday Year”) for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

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You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Therefore, for example, if you have not elected the Spousal Benefit and you are aged between 65 and 69 your Income Base must equal $4,545 or more to lock in guaranteed withdrawals. Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed.

Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.75%	4.25%
65-69	5.50%	5.00%
70+	6.25%	5.75%

If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

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During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

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If the Purchase Payment is made after a withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Birthday Year.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,750	(4.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0475 (or 4.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $47.50, to $4,797.50.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,500	(5.50% of Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.055 (or 5.5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $55, to $5,555.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$6,250	(6.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0625 (or 6.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $62.50, to $6,312.50.

SPOUSAL BENEFIT

With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. There are special considerations if you and your civil union partner are the same gender. See “Same-Gender Spouse Or Civil Union Partner Considerations” below. Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,250	(4.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.

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Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50.00, to $5,050.00.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.

Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

■	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
■	The birthday of your surviving spouse will be used to determine:
■	the Highest Birthday Values under this Contract;
■	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
■	the availability and amount of Step-Ups.
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At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

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If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS

The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

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Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Certain employment based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Birthday Year to determine Excess Withdrawals.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

■ Income Base:	$200,000
■ Guaranteed Withdrawal Percentage:	5.50%
■ Annual Guaranteed Withdrawal Amount:	$11,000
■ Birthday Year:	May 15, 2012 through May 14, 2013
■ Contract Value prior to withdrawal on June 18, 2012 (date of first withdrawal)	$160,000
■ Contract Value prior to withdrawal on July 18, 2012 (date of second withdrawal)	$149,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $10,000 is withdrawn on June 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal = $160,000
■	Contract Value after withdrawal = $160,000 – $10,000 = $150,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $11,000 – $10,000 = $1,000
■	Annual Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 18, 2012) = $149,000
■	Contract Value after withdrawal = $149,000 – $1,000 = $148,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $10,000 is withdrawn on June 18, 2012, then the following values would result:

■	Contract Value = $160,000 – $10,000 = $150,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $11,000 – $10,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

If an additional $12,000 is withdrawn on July 18, 2012, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 18, 2012) = $149,000
■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $12,000 – $1,000 = $11,000
■	Contract Value after guaranteed portion of withdrawal = $149,000 – $1,000 = $148,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($11,000 ÷ $148,000) × ($11,000) = $817.57
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $11,000 – $817.57 = $10,182.43
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Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($11,000 ÷ $148,000) × ($200,000) = $14,864.86. New Income Base = $200,000 – $14,864.86 = $185.135.14

■	Contract Value immediately after the Excess Withdrawal = $148,000 – $11,000 = $137,000

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EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.

If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. In United States v. Windsor, the Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 15, 2012 through May 14, 2013
Contract Value on April 16, 2012	$160,000
Contract Value on May 16, 2012	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2012)
RMD Value	$4,000 (for calendar year 2012)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 16, 2012, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 16, 2012, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Contract Value = $146,000 – $10,000 = $136,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 16, 2012, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	$6,000 counts as an Excess Withdrawal
■	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Birthday Year during which the increase occurs, but you are not required to do so.

The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not

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to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 15
Annual Guaranteed Withdrawal Amount	$5,000
Contract Value as of May 14, 2012	$100,000
Guaranteed Withdrawal Percentage	5.5%
■	Step-Up Value = $100,000 × 5.5% = $5,500
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,500 > $5,000)
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,500

GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

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If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

■	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS

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Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan as applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

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Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

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The Prudential IncomeFlex Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. IncomeFlex may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

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We impose a charge for IncomeFlex, which you will begin paying as soon as you buy the contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

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You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under IncomeFlex. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

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Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

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Prudential IncomeFlex Target Benefit terminates:

■	upon an Excess Withdrawal that causes the Contract Value to be zero;
■	upon your surrender of the Contract;
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit, or
■	upon your election to begin receiving Annuity Payments.

Under certain Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.

We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

You have purchased the Contract as an investment vehicle to be held by a tax qualified retirement plan. Generally, required minimum distribution rules under the Code require that you begin receiving periodic amounts from your tax qualified arrangement beginning after age 70 1/2. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals – Required Minimum Distributions,” earlier in this section.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to invest in the Contract. Our prior approval for any initial and/or additional Purchase Payment of $1 million or more is required, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future.

Currently, our prior approval is required to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

ALLOCATION OF PURCHASE PAYMENTS

If your initial Purchase Payment is received in Good Order by the Designated Record Keeper on a given Business Day, it will be priced as of that Business Day. If your initial Purchase Payment is not in Good Order when received by the Designated Record Keeper, the Designated Record Keeper will allocate the initial Purchase Payment to the plan’s designated default investment option, while it seeks to obtain the required information. During the time period in which your initial Purchase Payment is allocated to that default investment option, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option.

When you make an additional Purchase Payment under this Contract, it will be allocated to the Variable Investment Option, as of the Business Day that the Purchase Payment was received in Good Order by the Designated Record Keeper. Please see “Designated Record Keeper” in Section 10, “Other Information.”

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer or record keeper.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract investment with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract investment is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. There is also an administrative expense component of the overall 0.20% charge. That administrative expense charge is assessed in recognition of the administrative services provided to your plan by the Designated Record Keeper, and as such, we pay that charge to the Designated Record Keeper.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.20%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit	1.20%	1.80%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.

Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, if the Contract offers more than one option, then proportionately from each option.

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TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

As this Contract funds an employment based retirement plan, we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For 2013, without regard to expense caps, the fees and operating expenses of the Vanguard Balanced Index Fund was 0.08% annually.

For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

As we are not your plan’s service provider, please contact the Designated Record Keeper for additional information. See “Designated Record Keeper” in Section 10.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date your request is received in Good Order by the Designated Record Keeper.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

We may also suspend any payment in order to obtain information from your employer or Designated Record Keeper that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information.

WITHDRAWALS IN CONNECTION WITH PLAN LOANS

Certain employment based retirement plans may permit loans. Please contact the Designated Record Keeper to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax advisor for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service (“IRS”) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a) or 403(b) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401(a) or 403(b) of the Code. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.

Contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan. Contributions to a Roth 401(k) or Roth 403(b) account are subject to these same limits, and are not deductible for federal income tax purposes.

Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”; or
■	Failure to take a minimum distribution.

For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

TAX DEFERRED ANNUITIES

In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational

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organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

■	Your attainment of age 59 1/2;
■	Your severance of employment;
■	Your death;
■	Your total and permanent disability; or
■	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under a tax-favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k) and Roth 403(b) arrangements, this generally can be deferred until the Participant retires, if later. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your 403(b) account each year, certain payment alternatives are still available to you. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each by withdrawing that amount from any of your 403(b) accounts. Similarly, if the account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under a 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that beneficiary is your surviving spouse.

If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary of the date of death.

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If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from a qualified plan before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■

For certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS

Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such

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exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.

While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

DESIGNATED RECORD KEEPER

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, we do not service your retirement plan. Your plan has a Designated Record Keeper, acting on behalf of the plan, which provides record keeping services. Therefore, all contribution, allocation, withdrawal and/or transfer requests must be directed to the Designated Record Keeper for processing. General questions regarding your plan or the benefits provided thereunder should be directed to the Designated Record Keeper, not to PRIAC.

TEXAS OPTIONAL RETIREMENT PROGRAM

The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.

Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.

LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES

If you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us.

Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any

33

investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

34

Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

As this Contract is used to fund an employer based retirement plan, you generally may not assign your rights under the Contract during your lifetime. In all cases, assignment cannot be made without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503 and 1600 Malone Street, Millville, NJ 08332; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Xpedite Systems, LLC (fax services) located at 6025 The Corners Parkway, Suite 100, Norcross, GA 30092.

AON Hewitt, located at 4 Overlook Point, Lincolnshire, IL 60069-1526, serves as agent of PRIAC for purposes of accepting orders and also performs certain other services as agent of PRIAC.

ADDITIONAL INFORMATION

PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Federal Tax Status
■	Financial Statements

CONTACT INFORMATION

As we do not service your plan, you will need to contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. However, you can contact the Prudential Retirement Service Center by:

■

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

35

■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information via our internet website at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

36

Prudential Retirement Security Annuity V

ACCUMULATION UNIT VALUES: Fee Rate of 1.40%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Vanguard Balanced Index Fund
04/02/2012* to 12/31/2012	$10.00	$10.24	1,524
01/01/2013 to 12/31/2013	$10.24	$11.93	2,037

*	Date that Portfolio was first offered in this product

37

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789

© 2014 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2014
SS-IFX-V-PROSP	NOT01SU030

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2014

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

PRUDENTIAL RETIREMENT SECURITY ANNUITY V

The Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V (the “Contracts”) are flexible premium deferred contracts issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contracts are funded through the PRIAC Variable Contract Account A (the “Account”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V prospectuses, dated May 1, 2014. To obtain copies of the prospectuses, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center

280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789

Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contracts.

EXPERTS

The financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2013 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

1

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contracts on a continuous basis through corporate office and regional home office associated persons in those states in which Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2013, 2012, and 2011, $12,046.34, $7,108.98 and $2,973.52, respectively, was paid to PIMS for services as principal underwriter with respect to the Prudential Retirement Security Annuity IV. PIMS retained none of those commissions.

PIMS may pay commissions to broker/dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of a Contract and the amount of time that a Contracts has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contracts; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2013) received payment with respect to the Prudential Retirement Security Annuity IV during 2013 (or as to which a payment was accrued during 2013). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2013, the least amount paid, and greatest amount paid, were $472.95 and $4,596.20, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Prudential Retirement Security Annuity IV than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contracts, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	National Planning Corporation
Paradigm Equities Inc.
UBS Financial Services Insurance Agency Inc.
Wells Fargo Wealth Brokerage Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each sub-account will be determined by multiplying the value of a unit of that sub-account for the preceding Business Day by the net change factor for that sub-account for the current Business Day. The net change factor for any Business Day is determined by dividing the value of the assets of the sub-account for that day by the value of the assets of the sub-account for the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of each sub-account is determined by multiplying the number of underlying fund shares held by the sub-account by the net asset value of each share.

2

FEDERAL TAX STATUS

Other Tax Rules

1. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

2. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for PRIAC included herein should be distinguished from the financial statements of the Account, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contracts.

3

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2013

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,248,435	$762,629	$17,383,827
Receivable from (Payable to) The Prudential Insurance Company of America	1	0	7

Net Assets	$7,248,436	$762,629	$17,383,834

NET ASSETS, representing:
Accumulation units	$7,248,436	$762,629	$17,383,834

	$7,248,436	$762,629	$17,383,834

Units outstanding	605,928	70,025	1,416,395

Portfolio shares held	517,376	60,671	1,259,698
Portfolio net asset value per share	$14.01	$12.57	$13.80
Investment in portfolio shares, at cost	$4,581,107	$597,961	$11,493,411

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$0

EXPENSES
Charges for Insurance and Administrative	86,094	10,648	240,825

NET INVESTMENT INCOME (LOSS)	(86,094)	(10,648)	(240,825)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	22,158	1,849	115,244
Net change in unrealized gain (loss) on investments	1,191,707	67,934	2,511,576

NET GAIN (LOSS) ON INVESTMENTS	1,213,865	69,783	2,626,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,127,771	$59,135	$2,385,995

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Fund	Vanguard Balanced Index Fund

$6,676,314	$54,111,733	$24,299,071
4	4	(33)

$6,676,318	$54,111,737	$24,299,038

$6,676,318	$54,111,737	$24,299,038

$6,676,318	$54,111,737	$24,299,038

537,511	3,652,586	2,036,739

507,319	3,484,336	882,960
$13.16	$15.53	$27.52
$4,816,779	$46,642,292	$21,223,117

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Fund	Vanguard Balanced Index Fund
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$831,488	$397,684

101,808	589,788	272,464

(101,808)	241,700	125,220

0	0	0
35,437	605,515	766
555,476	6,968,105	2,818,462

590,913	7,573,620	2,819,228

$489,105	$7,815,320	$2,944,448

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio		AST Academic Strategies Asset Allocation Portfolio		AST Balanced Asset Allocation Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/13/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/13/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(86,094)	$(25,901)	$(10,648)	$(2,518)	$(240,825)	$(59,632)
Capital gains distributions received	0	0	0	0	0	506,989
Realized gain (loss) on shares redeemed	22,158	12,522	1,849	1,467	115,244	(8,245)
Net change in unrealized gain (loss) on investments	1,191,707	576,193	67,934	71,960	2,511,576	1,029,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,127,771	562,814	59,135	70,909	2,385,995	1,468,533

CONTRACT HOLDER TRANSACTIONS
Contract holder net payments	1,504,329	460,503	0	0	1,113,772	2,474,221
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(661,972)	(608,197)	(3,366)	(19,996)	(1,528,292)	(1,634,299)
Net transfers between other subaccounts or fixed rate option	82,837	0	0	0	54,822	0
Other charges	(50)	(74)	0	0	(417)	(358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	925,144	(147,768)	(3,366)	(19,996)	(360,115)	839,565

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,052,915	415,046	55,769	50,913	2,025,880	2,308,098

NET ASSETS
Beginning of period	5,195,521	4,780,475	706,860	655,947	15,357,954	13,049,856

End of period	$7,248,436	$5,195,521	$762,629	$706,860	$17,383,834	$15,357,954

Beginning units	524,569	540,985	70,350	72,427	1,448,677	1,363,408

Units issued	142,884	47,490	0	0	170,617	290,581
Units redeemed	(61,525)	(63,906)	(325)	(2,077)	(202,899)	(205,312)

Ending units	605,928	524,569	70,025	70,350	1,416,395	1,448,677

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio		Prudential Asset Allocation Fund		Vanguard Balanced Index Fund
01/1/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/13/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	4/2/2012* to 12/31/2012

$(101,808)	$(20,264)	$241,700	$175,073	$125,220	$109,733
0	376,658	0	0	0	0
35,437	(26,238)	605,515	(4,727)	766	(5,338)
555,476	161,239	6,968,105	498,589	2,818,462	257,493

489,105	491,395	7,815,320	668,935	2,944,448	361,888

831,390	1,556,701	18,849,657	27,607,106	7,047,393	16,028,921
0	0	(36,640)	0	0	0
0	0	233,577	0	0	0
(783,907)	(1,385,170)	(12,314,350)	(609,614)	(1,303,228)	(765,536)
(137,659)	0	1,028,653	9,322,617	0	0
(58)	(88)	(867)	(264)	0	(14,848)

(90,234)	171,443	7,760,030	36,319,845	5,744,165	15,248,537

398,871	662,838	15,575,350	36,988,780	8,688,613	15,610,425

6,277,447	5,614,609	38,536,387	1,547,607	15,610,425	0

$6,676,318	$6,277,447	$54,111,737	$38,536,387	$24,299,038	$15,610,425

543,819	528,908	3,049,912	137,205	1,523,896	0

79,470	142,675	1,638,779	2,970,974	628,841	1,601,034
(85,778)	(127,764)	(1,036,105)	(58,267)	(115,998)	(77,138)

537,511	543,819	3,652,586	3,049,912	2,036,739	1,523,896

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A4

NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2013

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established on October 6, 2006 by Prudential Retirement Insurance and Annuity Company, Hartford, CT (“PRIAC”) under the laws of the State of Connecticut. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from PRIAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of Prudential Retirement Security Annuity, Prudential Retirement Security Annuity II, Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and Prudential Retirement Security Annuity V (together, the “Contracts”) are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408(a), 408A or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors, who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Participants may also make contributions to their retirement account.

The Account is comprised of six subaccounts. The assets of each subaccount are invested in a corresponding portfolio of either the Advanced Series Trust, the Prudential Investment Portfolios, Inc., or the Vanguard Balanced Index Fund (collectively, the “Portfolios”). The name of each Portfolio and the corresponding subaccount names are as follows:

AST Academic Strategies Asset	AST Capital Growth Asset	Prudential Asset Allocation Fund
Allocation Portfolio	Allocation Portfolio	Vanguard Balanced Index Fund
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is co-managed by Prudential Investments LLC (“PI”) and AST Investment Services, Inc., which are both affiliates of PRIAC. Prudential Investment Portfolios, Inc.: Prudential Asset Allocation Fund is an open-end balanced mutual fund managed by PI. The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under Contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolios in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios of the mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

A5

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior year contract owner transaction amounts in the statements of changes in net assets have been reclassified to conform to the current year’s presentation.

Investments—The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include

A6

Note 3:	Fair Value (Continued)

quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

As of December 31, 2013, all investments have been classified as Level 2 with the exception of the non-proprietary fund Vanguard Balanced Index Fund, which is classified as Level 1.

Transfers between Level 1 and Level 2:

During the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and invested, in the Portfolios for the year ended December 31, 2013 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,987,650	$1,148,599
AST Academic Strategies Asset Allocation Portfolio	$—	$14,014
AST Balanced Asset Allocation Portfolio	$1,145,691	$1,746,631
AST Preservation Asset Allocation Portfolio	$829,417	$1,021,463
Prudential Asset Allocation Fund	$19,911,663	$12,741,442
Vanguard Balanced Index Fund	$6,778,240	$1,306,510

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PFI and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust and Prudential Investment Portfolios, Inc. in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Investment Portfolios, Inc. has entered into a management agreement with PI, and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of PFI (together, the “Investment Managers”). Pursuant to this agreement, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisors’

A7

Note 6:	Related Party Transactions (Continued)

performance of such services, with respect to each portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, which are indirect, wholly- owned subsidiaries of PFI.

The Prudential Investment Portfolios, Inc. has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, pursuant to which PIMS acts as the distributor of each class of shares of the Prudential Investment Portfolios, Inc.-Prudential Asset Allocation Fund. Pursuant to distribution and service plans, the fund pays PIMS a distribution and service fee for each class of shares of the fund other than Class Z.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Advanced Series Trust) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each Portfolio.

The Investment Managers have contractually agreed to reimburse certain portfolios of the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of such portfolios’ average net assets.

PI has contractually agreed to reimburse the Prudential Investment Portfolios, Inc.-Prudential Asset Allocation Fund the portion of the management fee for the fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds an agreed upon percentage of the fund’s average net assets.

PI has voluntarily agreed to reimburse expenses and/or waive its management fees so that the indirect fees and expenses the Academic Strategies Portfolio incurs from its investment in underlying funds does not exceed an annual rate of 0.685% of the Academic Strategies Portfolio average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly- owned subsidiary of PFI, serves as the transfer agent for the Advanced Series Trust and the Prudential Investment Portfolios, Inc.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

A8

Note 7:	Financial Highlights (Continued)

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2013	606	$11.58170	to	$11.97570	$7,248	0.00%	1.45%	to	1.95%	20.31%	to	20.91%
December 31, 2012	525	$9.90436	to	$9.90436	$5,196	0.94%	1.45%	to	1.45%	12.09%	to	12.09%
December 31, 2011	541	$8.83627	to	$8.83627	$4,780	0.48%	1.45%	to	1.45%	-3.83%	to	-3.83%
December 31, 2010	547	$9.18840	to	$9.18840	$5,027	1.05%	1.45%	to	1.45%	11.74%	to	11.74%
December 31, 2009	337	$8.22289	to	$8.22289	$2,768	1.97%	1.45%	to	1.45%	23.53%	to	23.53%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2013	70	$10.89080	to	$10.89080	$763	0.00%	1.45%	to	1.45%	8.39%	to	8.39%
December 31, 2012	70	$10.04774	to	$10.04774	$707	1.09%	1.45%	to	1.45%	10.95%	to	10.95%
December 31, 2011	72	$9.05625	to	$9.05625	$656	0.56%	1.45%	to	1.45%	-4.06%	to	-4.06%
December 31, 2010	75	$9.43966	to	$9.43966	$710	1.06%	1.45%	to	1.45%	10.35%	to	10.35%
December 31, 2009	10	$8.55442	to	$8.55442	$85	1.45%	1.45%	to	1.45%	22.59%	to	22.59%

	AST Balanced Asset Allocation Portfolio
December 31, 2013	1,416	$11.90548	to	$12.31050	$17,384	0.00%	1.45%	to	1.95%	15.38%	to	15.95%
December 31, 2012	1,449	$10.31894	to	$10.61676	$15,358	1.07%	1.45%	to	1.95%	10.31%	to	10.86%
December 31, 2011	1,363	$9.35489	to	$9.57689	$13,050	0.60%	1.45%	to	1.95%	-3.12%	to	-2.64%
December 31, 2010	1,385	$9.65661	to	$9.83645	$13,615	0.85%	1.45%	to	1.95%	10.14%	to	10.70%
December 31, 2009	1,116	$8.76727	to	$8.88601	$9,910	1.66%	1.45%	to	1.95%	20.92%	to	21.52%

	AST Preservation Asset Allocation Portfolio
December 31, 2013	538	$12.04763	to	$12.45748	$6,676	0.00%	1.45%	to	1.95%	7.10%	to	7.64%
December 31, 2012	544	$11.24868	to	$11.57334	$6,277	1.17%	1.45%	to	1.95%	8.24%	to	8.79%
December 31, 2011	529	$10.39191	to	$10.63851	$5,615	0.90%	1.45%	to	1.95%	-0.96%	to	-0.46%
December 31, 2010	492	$10.49223	to	$10.68764	$5,253	1.40%	1.45%	to	1.95%	8.44%	to	8.98%
December 31, 2009	442	$9.67600	to	$9.80705	$4,328	1.33%	1.45%	to	1.95%	17.72%	to	18.31%

	Prudential Asset Allocation Fund (available May 4, 2010)
December 31, 2013	3,653	$14.55184	to	$14.84787	$54,112	1.66%	1.15%	to	1.65%	16.84%	to	17.42%
December 31, 2012	3,050	$12.45503	to	$12.64502	$38,536	3.62%	1.15%	to	1.65%	11.34%	to	11.90%
December 31, 2011	137	$11.18647	to	$11.30047	$1,548	2.45%	1.15%	to	1.65%	1.02%	to	1.53%
December 31, 2010	21	$11.07343	to	$11.13030	$233	1.68%	1.15%	to	1.15%	10.78%	to	11.33%

	Vanguard Balanced Index Fund (available April 27, 2012)
December 31, 2013	2,037	$11.93037	to	$11.93037	$24,299	2.04%	1.40%	to	1.40%	16.46%	to	16.46%
December 31, 2012	1,524	$10.24376	to	$10.24376	15,610	2.17%	1.40%	to	1.40%	2.44%	to	2.44%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund are excluded.

A9

Note 7:	Financial Highlights (Continued)

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract holders may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually, quarterly or at the time that certain transactions are made. Fees and charges may be reduced or eliminated for certain Contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge—The Insurance and Administrative Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Account. The Insurance and Administrative Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Account. For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, each funded through the Account, the maximum Insurance and Administrative Charge is currently 1.60%; currently 0.5% is being charged. For Prudential Retirement Security Annuity III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the Prudential Retirement Security Annuity IV, funded through the Account, the maximum Insurance and Administrative charge is currently 1.75% for Plan Type A and 1.50% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the Prudential Retirement Security Annuity V, funded through the Account, the maximum Insurance and Administrative Charge is currently 1.50%; currently, 0.20% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—A Contract Maintenance Charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from assets in the Account. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.60%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

A10

Note 7:	Financial Highlights (Continued)

For Prudential Retirement Security Annuity III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.50%. Currently, 1.00% is being charged.

For the Prudential Retirement Security Annuity IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.50%. Currently, for Plan Type A 1.00% is being charged, for Plan Type B 1.15% is being charged.

For Prudential Retirement Security Annuity V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.80%; currently, 1.20% is being charged.

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee—For Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Note 8:	Other

Contract holder net payments—represent contract holder contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract holders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contract holders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract holders and beneficiaries made under the terms of the Variable Annuity Policies and amounts that contract holders have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract holders have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

Other charges—are various contract level charges as described in contract charges and expenses section located above.

Receivable from/(Payable to) The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

Note 9:	Participant Loans

Loans are considered to be withdrawals from the subaccount from which the loan amount was deducted, however, no deferred sales charges are imposed upon them. For purposes

A11

Note 9:	Participant Loans (Continued)

of aging contributions in order to compute deferred sales charge, the amount of a principal repayment is considered a current contribution. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from each subaccount of PRIAC are considered to be withdrawals of contributions until all of the Participant’s contributions to the subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be the subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the subaccount of PRIAC.

A12

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the PRIAC Variable Contract Account A at December 31, 2013, and the results of each of their operations for the year ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 11, 2014

A13

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

Consolidated Financial Statements and

Independent Auditor’s Report

December 31, 2013 and 2012

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Independent Auditor’s Report

To the Board of Directors and Stockholder of

Prudential Retirement Insurance and Annuity Company:

We have audited the accompanying consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2013 and 2012, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

April 11, 2014

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position

December 31, 2013 and 2012 (in thousands)

	2013	2012
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013- $2,059,206; 2012- $2,080,787)	$2,177,179	$2,312,961
Trading account assets supporting insurance liabilities, at fair value	18,895,153	18,748,366
Other trading account assets, at fair value	-	1,011
Equity securities, available-for-sale, at fair value (cost: 2013- $481; 2012- $481)	716	614
Commercial mortgage and other loans	4,614,455	4,437,220
Other long-term investments	125,004	219,400
Short-term investments	73,503	26,713

Total investments	25,886,010	25,746,285

Cash and cash equivalents	32,038	39,255
Accrued investment income	193,286	187,438
Reinsurance recoverables	248,100	627,036
Valuation of business acquired	223,543	227,334
Goodwill	424,427	424,427
Other assets	279,413	280,751
Separate account assets	50,841,925	43,085,440

TOTAL ASSETS	$78,128,742	$70,617,966

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Future policy benefits	$970,627	$1,059,276
Policyholders’ account balances	23,345,589	23,027,587
Reinsurance payables	249,033	627,618
Cash collateral for loaned securities	646,545	579,619
Income taxes	32,743	45,314
Other liabilities	280,038	222,526
Separate account liabilities	50,841,925	43,085,440

Total liabilities	76,366,500	68,647,380

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2013 and 2012)	2,500	2,500
Additional paid-in capital	1,706,305	1,795,029
Accumulated other comprehensive income	53,437	136,087
Retained earnings	-	36,970

Total stockholder’s equity	1,762,242	1,970,586

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$78,128,742	$70,617,966

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations

Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
REVENUES
Premiums	$130,584	$132,726	$17,494
Policy charges and fee income	131,692	127,603	123,320
Net investment income	1,044,193	1,080,514	1,100,520
Realized investment gains (losses), net	64,655	(39,966)	(75,667)
Asset management fees	318,677	283,365	291,069
Investment gains (losses) on trading account assets supporting insurance liabilities, net	(717,537)	406,379	383,221
Other income	1,224	2,180	1,430

Total revenues	973,488	1,992,801	1,841,387

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	58,790	1,154,945	1,090,072
Policyholders’ benefits	188,971	182,471	70,714
Salaries and other employee expenses	185,147	176,674	169,749
Asset management fees	94,483	79,696	83,146
VOBA and other intangible assets amortization, net of interest	9,053	28,228	31,420
Other general and administrative expenses	259,524	184,681	269,231

Total general, administrative and other expenses	548,207	469,279	553,546

Total benefits and expenses	795,968	1,806,695	1,714,332

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	177,520	186,106	127,055

Income tax expense (benefit)	20,693	27,055	9,104

NET INCOME	$156,827	$159,051	$117,951

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
NET INCOME (LOSS)	$156,827	$159,051	$117,951
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	46	36	(39)
Net unrealized investment gains (losses)	(127,200)	40,724	62,821

Total	(127,154)	40,760	62,782

Less: Income tax expense (benefit) related to other comprehensive income (loss)	(44,504)	14,266	21,974

Other comprehensive income, net of tax	(82,650)	26,494	40,808

COMPREHENSIVE INCOME (LOSS)	$74,177	$185,545	$158,759

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2010	$2,500	$1,820,326	$308,972	$68,785	$2,200,583
Dividend to Parent	-	-	(375,000)	-	(375,000)
Sale of fixed maturities and commercial loans to Parent	-	18	-	-	18
Comprehensive income:
Net income	-	-	117,951	-	117,951
Other comprehensive income, net of tax	-	-	-	40,808	40,808

Total comprehensive income					158,759

Balance, December 31, 2011	2,500	1,820,344	51,923	109,593	1,984,360
Dividend to Parent	-	-	(174,004)	-	(174,004)
Return of capital to Parent		(25,996)			(25,996)
Sale of fixed maturities to Parent	-	681	-	-	681
Comprehensive income:
Net income	-	-	159,051	-	159,051
Other comprehensive income, net of tax	-	-	-	26,494	26,494

Total comprehensive income					185,545

Balance, December 31, 2012	2,500	1,795,029	36,970	136,087	1,970,586
Dividend to Parent	-	-	(193,797)	-	(193,797)
Return of capital to Parent	-	(121,203)	-		(121,203)
Sale of investment to Parent	-	32,479	-	-	32,479
Comprehensive income:
Net income	-	-	156,827	-	156,827
Other comprehensive income, net of tax	-	-	-	(82,650)	(82,650)

Total comprehensive income					74,177

Balance, December 31, 2013	$2,500	$1,706,305	$-	$53,437	$1,762,242

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$156,827	$159,051	$117,951
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(64,655)	39,966	75,667
Policy charges and fee income	(117,888)	(117,273)	(113,252)
Interest credited to policyholders’ account balances	58,790	1,154,945	1,090,072
Depreciation and amortization, including premiums and discounts	525	23,880	(21,648)
(Gains) losses on trading account assets supporting insurance liabilities, net	717,917	(407,563)	(382,884)
Other long-term investments	18,324	50,846	55,250
Change in:
Deferred policy acquisition costs	(11,636)	(7,872)	(1,930)
Future policy benefits and other insurance liabilities	(66,098)	(82,080)	(93,576)
Other trading account assets	(43)	280	7
Income taxes	14,444	44,754	20,262
Due to/from Parent and affiliates, net	(10,191)	(7,683)	20,345
Other, net	69,068	(47,946)	30,599

Cash flows from (used in) operating activities	765,384	803,305	796,863

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	401,970	240,812	287,051
Trading account assets supporting insurance liabilities and other trading account assets	15,928,496	12,630,599	20,986,007
Equity securities, available-for-sale	3	125	2,840
Commercial mortgage and other loans	809,662	935,543	970,211
Other long-term investments	166,550	26,896	18,687
Short-term investments	206,279	131,626	235,849
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(326,059)	(108,556)	(227,353)
Trading account assets supporting insurance liabilities and other trading account assets	(16,768,466)	(13,177,964)	(22,286,529)
Equity securities, available-for-sale	(3)	(40)	(1,070)
Commercial mortgage and other loans	(989,152)	(1,199,242)	(861,405)
Other long-term investments	(31,729)	(60,154)	(181,130)
Short-term investments	(253,066)	(98,719)	(244,333)
Other, net	76	32	2,002
Change in notes receivable	(93,430)	(5,486)	-

Cash flows from (used in) investing activities	(948,869)	(684,528)	(1,299,173)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	5,932,675	5,099,703	5,590,828
Policyholders’ account withdrawals	(5,554,757)	(4,800,996)	(5,250,120)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	66,926	(203,554)	494,149
Dividend paid to Parent	(193,797)	(174,004)	(375,000)
Return of capital paid to Parent	(121,203)	(25,996)	-
Sale of investments to Parent	49,967	1,058	-
Net change in financing arrangements (maturities of 90 days or less)	(1,753)	1,873	(184)

Cash flows from (used in) financing activities	178,058	(101,916)	459,673

Effect of foreign exchange rate changes on cash balances	(1,790)	605	(534)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,217)	17,466	(43,171)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	39,255	21,789	64,960

CASH AND CASH EQUIVALENTS, END OF YEAR	$32,038	$39,255	$21,789

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$6,249	$(17,641)	$(11,157)

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 11, 2014, the date these Consolidated Financial Statements were issued.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 10. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; and provision for income taxes and valuation of deferred tax assets.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; other long-term investments including derivatives, joint ventures (other than operating joint ventures) and limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

“Fixed maturities, available-for-sale, at fair value” are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 11 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other-than-temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” include invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Equity securities, available-for-sale, at fair value” are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans originated within the Company’s commercial mortgage operations include loans held for sale which are reported at the lower of cost or fair market value; loans held for investment which are reported at amortized cost net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage and other loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and other loan portfolios.

Loans backed by residential properties are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 3.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and other loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When a commercial mortgage and other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Other long-term investments” consist of derivative financial instruments and the Company’s investments in joint ventures and limited partnerships.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 12, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Joint venture and limited partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 3 for additional information about variable interest entities.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income,” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Other long-term investments” above for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, certain policyholders’ account balances, and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

“Cash and cash equivalents” include cash on hand, amounts due from banks, certain money market investments and other debt instruments with original maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

“Reinsurance recoverables” and “Reinsurance payables” primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. See Note 7 for additional information about these arrangements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Income Taxes

The Company is incorporated in the filing of the Prudential Financial consolidated federal income tax returns, beginning in 2010. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the Prudential Financial tax return may differ from the items reflected in the Company’s financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Prudential Financial’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in Prudential Financial’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. See Note 8 for additional information regarding income taxes.

Valuation of Business Acquired

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “VOBA and other intangible assets amortization, net of interest.” The majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 5 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company tests goodwill for impairment on an annual basis as of December 31 of each year and more frequently if events occur or circumstances change that would indicate the potential for impairment is more likely than not.

Accounting guidance allows a qualitative assessment to determine if its goodwill is impaired. Factors such as macroeconomic conditions; industry and market considerations; cost factors and others are used to assess the validity of the goodwill. If it is determined that the fair value is not more likely than not below its carrying value (equity required for a business to support its risk), the test is complete and no impairment is recorded. If this assertion cannot be made, a quantitative analysis must be performed. The Company may bypass the qualitative analysis and begin an impairment analysis with the quantitative calculation. This option is unconditional and the Company may resume performing the qualitative assessment in any subsequent period.

The quantitative analysis consists of two steps. Step 1 requires that the fair value of the Company be calculated and compared to the carrying value. If the fair value is greater than the carrying value, it is concluded there is no impairment and the analysis is complete. If the fair value is less than the carrying value, Step 2 of the process is completed to determine the amount of impairment, if any. Step 2 utilizes business combination acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company’s goodwill impairment loss, if any.

The Company elected to bypass the qualitative assessment and complete an impairment analysis using a discounted cash flow approach. The discounted cash flow approach calculates the value of a business by applying a discount rate reflecting the market expected weighted average rate of return to the projected future cash flows. These projected future cash flows were based on our internal forecasts, an expected growth rate and a terminal value. The weighted average rate of return, or WARR, represents the required rate of return on total capitalization. It is comprised of a required rate of return on equity of a company and the current tax-affected cost of debt, which are then weighted by the relative percentages of equity and debt assumed in the capital structure. To estimate the return on equity, we applied the Capital Asset Pricing Model, or CAPM. The CAPM is a generally accepted method for estimating an equity investor’s return requirement, and hence a company’s cost of equity capital. CAPM is determined by beginning with the long-term risk-free rate of return then applying adjustments that consider the equity risk premium required for large company common stock investments as well as company specific adjustments to address volatility, small company premiums and other risks particular to a specific company. The WARR calculation is applied to a group of companies considered peers of the Company to develop a weighted average rate of return for the peer group which is then used to estimate the market expected weighted average rate of return for the Company. This process resulted in a discount rate of 12% which was then applied to the expected future cash flows of the Company’s business to estimate its fair value.

After completion of Step 1 of the quantitative tests, it was determined that fair values exceeded the carrying values for the Company by 50% and it was concluded that there was no impairment as of December 31, 2013.

Estimating the fair value of the Company is a subjective process that involves the use of estimates and judgments. The Company’s business’ quantitative test is sensitive to a number of key assumptions. For example, a decline in its forecasted cash flows of 50%, an increase in the discount rate above 16.9%, or an increase in the equity required to support this business (representing the carrying value) of 50% could result in failing Step 1 of the quantitative test and therefore require a Step 2 assessment. Subsequent market declines or other events impacting the fair value of the underlying business, including discount rates, interest rates and growth rate assumptions or increases in the level of equity required to support these businesses, could result in goodwill impairment, resulting in a charge to income.

Other Assets and Other Liabilities

“Other assets” consist primarily of deferred policy acquisition costs, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), and the derivative asset associated with a reinsurance arrangement with an affiliated company. This automatic coinsurance reinsurance arrangement covers all significant risk under the features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This affiliated agreement covers the reinsurance of the guaranteed minimum withdrawal benefits (“GMWB”) feature of one of the Company’s products. This feature is considered to be an embedded derivative under authoritative guidance, and changes in the fair value of the derivatives are recognized through “Realized investment gains (losses), net.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing at the end of each reporting period.

Deferred policy acquisition costs related to group annuity defined contribution and defined benefit contracts are generally deferred and amortized over the expected life of the contracts (approximately 20 years) in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to total gross profits on unamortized deferred acquisition costs is reflected in “Other general and administrative expenses” in the period such total gross profits are revised.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

The intangible represents customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination. Currently this balance is being amortized over an estimated useful life of 25 years to “VOBA and other intangible assets amortization, net of interest” on the Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess likelihood of impairment or material changes to useful life or amortization pattern.

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

“Other liabilities” consist primarily of derivatives, except for embedded derivatives which are recorded with the associated host contract, general expense payables and contingent liabilities. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. See above for additional information regarding derivatives.

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Separate Account Assets and Liabilities

“Separate account assets” are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. “Separate account liabilities” primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate accounts accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration, and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Future Policy Benefits

“Future policy benefits” are primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. The Company’s liability for future policy benefits is also inclusive of liabilities, net of an embedded derivative, for guarantee withdrawal benefits related to one of the Company’s products, which is discussed in Note 6.

Policyholders’ Account Balances

“Policyholders’ account balances” represent the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance. See Note 6 for additional information regarding policyholders’ account balances.

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are due as discussed in Future Policy Benefits above.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities”. Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration and other charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first annual reporting period beginning after December 15, 2012, and should be applied prospectively. The disclosures required by this guidance are included in Note 9.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 12.

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years beginning after December 15, 2011, and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In September 2011, the FASB issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

disclosures. This new guidance is effective for the first annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 11. Adoption of this guidance did not have a significant effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first annual reporting period beginning after December 15, 2013, and should be applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

3.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2013

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$36,516	$4,283	$-	$40,799	$-
Obligations of U.S. states and their political subdivisions	4,572	153	-	4,725	-
Foreign government bonds	60,914	4,432	339	65,007	-
Corporate securities	1,417,329	101,320	13,558	1,505,091	-
Asset-backed securities(1)	89,321	7,221	756	95,786	(9,118)
Commercial mortgage-backed securities	329,575	14,480	2,212	341,843	-
Residential mortgage-backed securities(2)	120,979	4,755	1,806	123,928	-

Total fixed maturities, available-for-sale	$2,059,206	$136,644	$18,671	$2,177,179	$(9,118)

Equity securities, available-for-sale	$481	$235	$-	$716

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14,385 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2012

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38,370	$9,862	$-	$48,232	$-
Obligations of U.S. states and their political subdivisions	4,573	832	-	5,405	-
Foreign government bonds	56,663	8,336	-	64,999	-
Corporate securities	1,417,931	176,228	2,646	1,591,513	37
Asset-backed securities(1)	101,619	5,823	2,233	105,209	(9,118)
Commercial mortgage-backed securities	336,649	28,345	383	364,611	-
Residential mortgage-backed securities(2)	124,982	8,047	37	132,992	-

Total fixed maturities, available-for-sale	$2,080,787	$237,473	$5,299	$2,312,961	$(9,081)

Equity securities, available-for-sale	$481	$133	$-	$614

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10,978 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

	Available-for-Sale

	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$115,056	$116,807
Due after one year through five years	568,156	610,345
Due after five years through ten years	448,186	465,352
Due after ten years	387,933	423,118
Asset-backed securities	89,321	95,786
Commercial mortgage-backed securities	329,575	341,843
Residential mortgage-backed securities	120,979	123,928

Total	$2,059,206	$2,177,179

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011

	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales	$88,750	$25,294	$59,174
Proceeds from maturities/repayments	281,475	226,935	214,920
Gross investment gains from sales, prepayments, and maturities	12,828	3,687	6,288
Gross investment losses from sales and maturities	(2,722)	(1,348)	(555)

Equity securities, available-for-sale:
Proceeds from sales	$3	$125	$2,840
Gross investment gains from sales	-	86	971
Gross investment losses from sales	-	-	(40)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(785)	$(1,421)	$(2,607)
Writedowns for impairments on equity securities	-	(1,100)	(3,081)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss)” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and the amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year ended December 31, 2013	Year ended December 31, 2012

	(in thousands)
Balance, beginning of period	$(1,165)	$5,151
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(513)	(1,275)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-	-
Credit loss impairments recognized in the current period on securities not previously impaired	360	-
Additional credit loss impairments recognized in the current period on securities previously impaired	-	257
Increases due to the passage of time on previously recorded credit losses	-	-
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(3,775)	(5,298)

Balance, end of period	$(5,093)	$(1,165)

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2013		2012

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in thousands)		(in thousands)
Short-term investments and cash equivalents	$696,696	$696,696	$938,182	$938,182
Fixed maturities:
U.S. government authorities and agencies and obligations of U. S. states	213,312	232,758	258,448	307,050
Foreign government bonds	116,878	116,699	118,508	126,056
Corporate securities	11,955,496	12,461,144	10,968,427	11,997,660
Asset-backed securities(1)	1,095,783	1,106,987	1,178,343	1,116,270
Commercial mortgage-backed securities	2,416,858	2,441,318	2,095,795	2,228,502
Residential mortgage-backed securities(2)	1,857,267	1,830,075	1,965,260	2,026,081

Total fixed maturities	17,655,594	18,188,981	16,584,781	17,801,619
Equity securities	12,012	9,476	17,000	8,565

Total trading account assets supporting insurance liabilities	$18,364,302	$18,895,153	$17,539,963	$18,748,366

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment gains (losses) on trading account assets supporting insurance liabilities, net” was $(677,552) thousand, $418,333 thousand and $334,936 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2013		2012

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in thousands)		(in thousands)
Asset-backed securities	$-	$-	$987	$1,011

Total other trading account assets	$-	$-	$987	$1,011

The net change in unrealized gains / (losses) from other trading account assets still held at period end, recorded within “Other income” was $(24) thousand, $(87) thousand and $(103) thousand during the years ended December 31, 2013, 2012 and 2011, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2013		2012

	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total

Commercial mortgage and other loans by property type:
Office	$694,728	15%	$675,782	15%
Retail	944,111	20%	1,061,577	24%
Apartments/Multi-Family	613,762	13%	486,355	11%
Industrial	1,192,760	26%	1,119,241	25%
Agricultural properties	221,696	5%	231,090	5%
Hospitality	321,336	7%	255,236	6%
Other	655,306	14%	632,383	14%

Total collateralized loans	4,643,699	100%	4,461,664	100%

Valuation allowance	(29,244)		(24,444)

Total net commercial mortgage and other loans	$4,614,455		$4,437,220

The commercial mortgage and other loans are geographically dispersed throughout the United States primarily, with the largest concentrations in California (28%), Texas (11%), New York (7%), and Illinois (6%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2013

	Commercial Mortgage Loans	Agricultural Property Loans	Total

	(in thousands)
Allowance for losses, beginning of year	$23,785	$659	$24,444
Addition to / (release of) allowance of losses	4,807	(7)	4,800
Charge-off net of recoveries	-	-	-

Total ending balance	$28,592	$652	$29,244

	2012

	Commercial Mortgage Loans	Agricultural Property Loans	Total

	(in thousands)
Allowance for losses, beginning of year	$38,221	$709	$38,930
Addition to / (release of) allowance of losses	(1,195)	(50)	(1,245)
Charge-off net of recoveries	(13,241)	-	(13,241)

Total ending balance	$23,785	$659	$24,444

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31:

	2013			2012

	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total

Allowance for Credit Losses:	(in thousands)			(in thousands)
Ending balance: individually evaluated for impairment	$2,898	$-	$2,898	$348	$-	$348
Ending balance: collectively evaluated for impairment	25,694	652	26,346	23,437	659	24,096
Ending balance: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance	$28,592	$652	$29,244	$23,785	$659	$24,444

Recorded Investment (1):
Ending balance gross of reserves: individually evaluated for impairment	$7,024	$-	$7,024	$6,011	$-	$6,011
Ending balance gross of reserves: collectively evaluated for impairment	4,414,979	221,696	4,636,675	4,224,563	231,090	4,455,653
Ending balance gross of reserves: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance, gross of reserves	$4,422,003	$221,696	$4,643,699	$4,230,574	$231,090	$4,461,664

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31:

	2013

	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)

	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$7,024	$7,246	$2,898	$9,349	$52
Agricultural property loans	-	-	-	-	-

Total commercial mortgage and other loans	$7,024	$7,246	$2,898	$9,349	$52

	2012

	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)

	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$6,011	$6,011	$348	$37,260	$234
Agricultural property loans	-	-	-	-	-

Total commercial mortgage and other loans	$6,011	$6,011	$348	$37,260	$234

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the related year-to-date income regardless of when the impairments occurred.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The net carrying value of commercial and other loans held for sale by the Company as of December 31, 2013 and December 31, 2012, was $4,614,455 thousand and $4,437,220 thousand, respectively. In all these transactions, the Company pre-arranges that it will sell the loan to an investor. As of December 31, 2013 and 2012, all of the Company’s commercial mortgage and other loans held for sale were collateralized, with collateral primarily consisting of office buildings, retail properties, apartment complexes and industrial buildings.

The following tables set forth the credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio - December 31, 2013

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$1,967,478	$31,386	$27,837	$2,026,701
60%-69.99%	1,686,200	12,580	-	1,698,780
70%-79.99%	626,458	6,001	14,471	646,930
Greater than 80%	12,750	3,272	33,570	49,592

Total commercial mortgage loans	$4,292,886	$53,239	$75,878	$4,422,003

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2013

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$220,609	$632	$-	$221,241
60%-69.99%	455	-	-	455
70%-79.99%	-	-	-	-
Greater than 80%	-	-	-	-

Total agricultural property loans	$221,064	$632	$-	$221,696

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio - December 31, 2013

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$2,188,087	$32,018	$27,837	$2,247,942
60%-69.99%	1,686,655	12,580	-	1,699,235
70%-79.99%	626,458	6,001	14,471	646,930
Greater than 80%	12,750	3,272	33,570	49,592

Total commercial and agricultural mortgage loans	$4,513,950	$53,871	$75,878	$4,643,699

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio - December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$1,793,447	$86,504	$38,752	$1,918,703
60%-69.99%	1,324,236	77,664	-	1,401,900
70%-79.99%	610,493	116,072	10,555	737,120
Greater than 80%	33,530	110,531	28,790	172,851

Total commercial mortgage loans	$3,761,706	$390,771	$78,097	$4,230,574

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$205,654	$1,600	$12,822	$220,076
60%-69.99%	11,014	-	-	11,014
70%-79.99%	-	-	-	-
Greater than 80%	-	-	-	-

Total agricultural property loans	$216,668	$1,600	$12,822	$231,090

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio - December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$1,999,101	$88,104	$51,574	$2,138,779
60%-69.99%	1,335,250	77,664	-	1,412,914
70%-79.99%	610,493	116,072	10,555	737,120
Greater than 80%	33,530	110,531	28,790	172,851

Total commercial and agricultural mortgage loans	$3,978,374	$392,371	$90,919	$4,461,664

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of December 31:

	2013

	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status

	(in thousands)
Commercial mortgage loans	$4,416,014	$-	$-	$-	$5,989	$5,989	$4,422,003	$20,384
Agricultural property loans	221,696	-	-	-	-	-	221,696	-

Total	$4,637,710	$-	$-	$-	$5,989	$5,989	$4,643,699	$20,384

	2012

	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status

	(in thousands)
Commercial mortgage loans	$4,224,563	$-	$-	$-	$6,011	$6,011	$4,230,574	$6,011
Agricultural property loans	231,090	-	-	-	-	-	231,090	3,430

Total	$4,455,653	$-	$-	$-	$6,011	$6,011	$4,461,664	$9,441

See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31, 2013, there were $444 thousand of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were no commercial mortgage and other loans sold, other than those classified as held-for-sale. For the year ended December 31, 2012, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $13,091 thousand of commercial mortgage and other loans sold.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period.

As of December 31, 2013, the Company committed to fund $580 thousand to borrowers that have been involved in a troubled debt restructuring.

Other Long-Term Investments

The following tables set forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2013	2012
	(in thousands)
Joint ventures and limited partnerships:
Real estate related	$-	$37,291
Non-real estate-related	83,274	83,976

Total joint ventures and limited partnerships	83,274	121,267

Derivatives and other	41,730	98,133

Total other long-term investments	$125,004	$219,400

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2013	2012	2011

	(in thousands)
Fixed maturities, available-for-sale	$109,166	$123,101	$134,198
Equity securities, available-for-sale	-	3	92
Trading account assets	741,654	741,639	741,876
Commercial mortgage and other loans	233,658	256,947	262,304
Short-term investments and cash equivalents	119	124	194
Other long-term investments	11,299	9,391	12,946

Gross investment income	1,095,896	1,131,205	1,151,610
Less: investment expenses	(51,703)	(50,691)	(51,090)

Net investment income	$1,044,193	$1,080,514	$1,100,520

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $2,272 thousand and zero, respectively, as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2013	2012	2011

	(in thousands)
Fixed maturities, available-for-sale	$9,321	$918	$3,126
Equity securities, available-for-sale	-	(1,014)	(2,150)
Commercial mortgage and other loans	(4,524)	5,222	8,119
Joint ventures and limited partnerships	(68)	(1,012)	-
Derivatives (1)	59,926	(44,080)	(84,763)
Other	-	-	1

Realized investment (losses) gains, net	$64,655	$(39,966)	$(75,667)

(1)	Includes embedded derivatives.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	At December 31,
	2013	2012	2011
	(in thousands)
Fixed maturity securities, available-for-sale on which an OTTI loss has been recognized	$5,267	$1,897	$(20,149)
Fixed maturity securities, available-for-sale - all other	112,706	230,277	202,583
Equity securities, available-for-sale	235	133	(254)
Derivatives designated as cash flow hedges (1)	(1,232)	(216)	174
Joint ventures and limited partnerships	686	1,577	526

Net unrealized gains (losses) on investments	$117,662	$233,668	$182,880

(1) See Note 12 for more information on cash flow hedges.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities, Available for Sale

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2013

	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	9,917	251	1,497	88	11,414	339
Corporate securities	192,879	11,003	22,521	2,555	215,400	13,558
Asset-backed securities	15,519	253	4,486	503	20,005	756
Commercial mortgage-backed securities	44,279	1,686	11,159	526	55,438	2,212
Residential mortgage-backed securities	33,786	1,768	550	38	34,336	1,806

Total	$296,380	$14,961	$40,213	$3,710	$336,593	$18,671

	2012

	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	-	-	-	-	-	-
Corporate securities	34,286	1,430	13,784	1,216	48,070	2,646
Asset-backed securities	-	-	4,256	2,233	4,256	2,233
Commercial mortgage-backed securities	10,923	49	14,250	334	25,173	383
Residential mortgage-backed securities	-	-	679	37	679	37

Total	$45,209	$1,479	$32,969	$3,820	$78,178	$5,299

The gross unrealized losses at December 31, 2013 and 2012 are composed of $17,112 thousand and $1,420 thousand, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $1,559 thousand and $3,879 thousand related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2013, $294 thousand of the gross unrealized losses represented declines in value of greater than 20%, $1 thousand of which had been in that position for less than six months, as compared to $3,110 thousand at December 31, 2012 that represented declines in value of greater than 20%, $216 thousand of which had been in that position for less than six months. At December 31, 2013, the $3,710 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in consumer non-cyclical, transportation and communication sectors of the Company’s corporate securities. At December 31, 2012, the $3,820 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in technology, consumer cyclical and communication sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 and 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

At December 31, 2013 and 2012, there were zero gross unrealized losses that represented declines of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 and 2012.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2013	2012
	(in thousands)
Fixed maturities	$17,263	$15,755
Trading account assets supporting insurance liabilities	605,681	542,131
Equity securities	6	7

Total securities pledged	$622,950	$557,893

The carrying amount of the associated liabilities supported by the pledged collateral was $646,545 thousand and $579,619 thousand at December 31, 2013 and 2012, respectively. These amounts were included in “Cash collateral for loaned securities.”

Assets of $7,825 thousand and $8,696 thousand at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $11,190 thousand and $10,445 thousand at December 31, 2013 and 2012, respectively. This amount represents member stock associated with membership in the Federal Home Loan Bank of Boston (“FHLBB”). The Company pledges securities to the FHLBB; the carrying amount was zero at December 31, 2013 and 2012, respectively.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $10,895 thousand and $7,873 thousand and unpaid principal amount of $11,881 thousand and $12,617 thousand at December 31, 2013 and 2012, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $4,954 thousand and $2,448 thousand at December 31, 2013 and 2012, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2013 and 2012 are $5,998 thousand and $5,486 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

4.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in “Other assets”, are as follows:

	2013	2012	2011
	(in thousands)
Balance, beginning of year	$88,484	$80,612	$78,681
Capitalization of commissions, sales and issue expenses	11,964	10,298	11,034
Amortization, net of interest	(328)	(2,426)	(9,103)

Balance, end of year	$100,120	$88,484	$80,612

5.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2013	2012	2011
	(in thousands)
Balance, beginning of year	$227,334	$250,538	$277,421
Amortization (1)	(18,129)	(38,163)	(43,490)
Interest (2)	14,338	14,959	16,607

Balance, end of year	$223,543	$227,334	$250,538

(1) The weighted average remaining expected life for VOBA amortization is approximately 13 years.

(2) The interest accrual rate was 6.4%, 6.4% and 7.1% for 2013, 2012 and 2011, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in thousands)
2014	$7,956
2015	6,891
2016	5,640
2017	5,266
2018	5,226
2019 and thereafter	192,564

Total	$223,543

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2. There were no impairments recorded in 2013, 2012 or 2011.

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets.” Other intangible assets at December 31 consist of:

	2013			2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)

Associated with UBOC acquisition	$100,400	$(21,642)	$78,758	$100,400	$(16,380)	$84,020

Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 25 years. Amortization expense for the other intangibles currently owned by the Company is expected to be as follows:

Total Other Intangible Amortization
(in thousands)
2014	$5,307
2015	5,296
2016	5,241
2017	5,149
2018	5,030
2019 and thereafter	52,735

Total	$78,758

6.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2013	2012
	(in thousands)
Group and individual annuities	$1,005,868	$1,058,512
Other contract liabilities	(35,241)	764

Total future policy benefits	$970,627	$1,059,276

Future policy benefits for group and individual annuities are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $49,865 thousand and $24,432 thousand have been recorded at December 31, 2013 and 2012, respectively. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 3.13% to 10.00%; less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed minimum withdrawal benefit for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For most of the variable annuity contracts, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage (which can be zero for certain participants). Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment gains

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(losses), net.” The interest rates used in the determination of present values range from 0.39% to 4.99%; none of the reserves are based on an interest rate in excess of 8.00%. The fair value of the embedded derivative resulted in an asset of $35,241 thousand and a liability of $764 thousand at December 31, 2013 and 2012, respectively. As disclosed in Note 2, the Company entered into a transaction with an affiliated company which is accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves at December 31, 2013 and 2012, respectively. See Note 10 for additional information.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2013	2012
	(in thousands)
Group annuities	$23,343,206	$23,024,838
Guaranteed investment contracts and guaranteed interest accounts	2,383	2,749

Policyholders’ account balances	$23,345,589	$23,027,587

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 0.0% to 7.60%; none of the policyholders’ account balances have allocated interest rates in excess of 8.00%.

7.	REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without assumption.

The Company entered into an automatic coinsurance agreement with an affiliate as part of its risk management and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. See Note 10 for additional information.

In 2011, the Company entered into reinsurance agreements with Rothesay Life Limited (“Rothesay”) and Axia Insurance, Ltd, to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees, and policyholders’ benefits for the years ended December 31, were as follows:

	2013	2012	2011
	(in thousands)
Direct premiums	$-	$-	$79
Reinsurance assumed	130,584	132,726	17,415
Reinsurance ceded	-	-	-

Premiums	$130,584	$132,726	$17,494

Direct policy charges and fees	$131,691	$127,605	$123,312
Reinsurance assumed	1	(2)	8
Reinsurance ceded	-	-	-

Policy charges and fees	$131,692	$127,603	$123,320

Direct policyholders’ benefits	$513	$1,648	$6,414
Reinsurance assumed	188,298	180,823	64,300
Reinsurance ceded	160	-	-

Policyholders’ benefits	$188,971	$182,471	$70,714

8.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2013	2012	2011

	(in thousands)
Current tax expense (benefit)
U.S.	$14,234	$(3,907)	$25,539
State and local	-	-	-
Foreign	181	372	387

Total	14,415	(3,535)	25,926

Deferred tax expense (benefit)
U.S.	6,278	30,590	(16,822)
State and local		-	-

Total	6,278	30,590	(16,822)

Income tax expense (benefit) on continuing operations	20,693	27,055	9,104

Income tax expense on discontinued operations	-	-	-
Income tax expense reported in stockholder’s equity related to:
Additional paid-in-capital	17,488	367	10
Other comprehensive income	(44,504)	14,266	21,974

Total income tax expense (benefit)	$(6,323)	$41,688	$31,088

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2013	2012	2011

	(in thousands)
Expected federal income tax expense	$62,132	$65,137	$44,469
Non-taxable investment income	(33,294)	(31,656)	(28,337)
Foreign tax credit	(8,031)	(6,915)	(7,166)
Other	(114)	489	138

Total income tax expense on continuing operations	$20,693	$27,055	$9,104

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2011, 2012 or 2013 results.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2013	2012

	(in thousands)
Deferred tax assets
Insurance reserves	$319,697	$557,033

Deferred tax assets	319,697	557,033

Deferred tax liabilities
Investments	195,692	406,460
Net unrealized investment gains	41,313	81,559
Deferred policy acquisition costs and other intangibles	117,246	116,247
Other deferred tax liabilities	640	8,698

Deferred tax liabilities	354,891	612,964

Net deferred tax asset/(liability)	$(35,194)	$(55,931)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2013, and 2012, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. The addition of a valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2013 and 2012, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

At December 31, 2013 and 2012, the Company had no unrecognized tax benefits. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

Major Tax Jurisdiction	Open Tax Years
United States	2010 - 2013

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

For tax years 2010 through 2013, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Prudential Financial’s federal income tax returns and the IRS’s completion of its examination of the returns.

9.	STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (surplus of $941,028 thousand as of December 31, 2013) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($213,327 thousand as of December 31, 2013), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($177,623 thousand as of December 31, 2013) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital gains of $93,189 thousand as of December 31, 2013). Based on the December 31, 2013 calculation, there is capacity to pay $154,326 thousand in dividend without prior approval in 2014. The Company paid dividends of $193,797 thousand, $174,004 thousand and $375,000 thousand to its Parent during the years ended December 31, 2013, 2012 and 2011, respectively. The Company paid a return of capital of $121,203 thousand and $25,996 thousand during the years ended December 31, 2013 and 2012 respectively.

In December 2011, the Company sold fixed maturities and commercial mortgage and other loans to Prudential Insurance, with an amortized cost of $20,008 thousand, for $20,026 thousand. The resulting $18 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2011.

In June and December of 2012, the Company sold fixed maturities to Prudential Insurance, with an amortized cost of $29,806 thousand, for $30,864 thousand. The resulting $1,058 thousand difference between amortized cost and cash received was recorded net of tax as a capital contribution at December 31, 2012.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In December 2013, the Company sold a private equity to Prudential Insurance, with a book value of $35,572 thousand, for $85,539 thousand. The resulting $49,967 thousand difference between book value and market value was recorded net of tax as a capital contribution at December 31, 2013.

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)

	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Total Accumulated Other Comprehensive Income (Loss)

	(in thousands)

Balance, December 31, 2010	$53	$68,732	$68,785
Change in other comprehensive income before reclassifications	(39)	63,797	63,758
Amounts reclassified from AOCI	-	(976)	(976)
Income tax (expense) benefit	14	(21,988)	(21,974)

Balance, December 31, 2011	28	109,565	109,593
Change in other comprehensive income before reclassifications	36	40,621	40,657
Amounts reclassified from AOCI	-	103	103
Income tax (expense) benefit	(12)	(14,254)	(14,266)

Balance, December 31, 2012	52	136,035	136,087
Change in other comprehensive income before reclassifications	46	(119,576)	(119,530)
Amounts reclassified from AOCI	-	(7,624)	(7,624)
Income tax (expense) benefit	(16)	44,520	44,504

Balance, December 31, 2013	$82	$53,355	$53,437

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended	Affected line item in Consolidated
	December 31, 2013	Statements of Operations

	(in thousands)

Amounts reclassified from AOCI (1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$-

Total foreign currency translation adjustment	-

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) - all other	(7,624)

Total net unrealized investment gains (losses)	(7,624)	(3)

Total reclassifications for the period	$(7,624)

(1)	All amounts shown are before tax

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI

(3)	See table below for additional information on unrealized investment gains (losses), including the impact on policyholders’ accounts balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of AOCI in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

				Accumulated
				Other
				Comprehensive
	Net			Income (Loss)
	Unrealized		Deferred	Related To Net
	Gains	Policyholders’	Income Tax	Unrealized
	(Losses) on	Account	Benefit	Investment
	Investments	Balances	(Liability)	Gains (Losses)

	(in thousands)
Balance, December 31, 2010	$(13,081)	$-	$5,055	$(8,026)
Net Investment gains (losses) on investments arising during the period	(1,235)	-	432	(803)
Reclassification adjustment for (gains) losses included in net income	(5,629)	-	1,970	(3,659)
Reclassification adjustment for OTTI losses excluded from net income (1)	(204)	-	71	(133)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2011	$(20,149)	$-	$7,528	$(12,621)
Net Investment gains (losses) on investments arising during the period	19,323	-	(6,763)	12,560
Reclassification adjustment for (gains) losses included in net income	2,723	-	(953)	1,770
Reclassification adjustment for OTTI losses excluded from net income (1)	-	-	-	-
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2012	$1,897	$-	$(188)	$1,709
Net Investment gains (losses) on investments arising during the period	6,970	-	(2,439)	4,531
Reclassification adjustment for (gains) losses included in net income	(3,712)	-	1,299	(2,413)
Reclassification adjustment for OTTI losses excluded from net income (1)	112	-	(39)	73
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2013	$5,267	$-	$(1,367)	$3,900

(1)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

				Accumulated
				Other
				Comprehensive
	Net			Income (Loss)
	Unrealized		Deferred	Related To Net
	Gains	Policyholders’	Income Tax	Unrealized
	(Losses) on	Account	(Liability)	Investment
	Investments (1)	Balances	Benefit	Gains (Losses)
	(in thousands)
Balance, December 31, 2010	$118,445	$(153)	$(41,534)	$76,758
Net Investment gains (losses) on investments arising during the period	79,727	-	(27,905)	51,822
Reclassification adjustment for (gains) losses included in net income	4,653	-	(1,628)	3,025
Reclassification adjustment for OTTI losses excluded from net income (2)	204	-	(71)	133
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	(14,695)	5,143	(9,552)

Balance, December 31, 2011	$203,029	$(14,848)	$(65,995)	$122,186
Net Investment gains (losses) on investments arising during the period	31,369	-	(10,979)	20,390
Reclassification adjustment for (gains) losses included in net income	(2,627)	-	919	(1,708)
Reclassification adjustment for OTTI losses excluded from net income (2)	-	-	-	-
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	(10,063)	3,520	(6,543)

Balance, December 31, 2012	$231,771	$(24,911)	$(72,535)	$134,325
Net Investment gains (losses) on investments arising during the period	(115,352)	-	40,373	(74,979)
Reclassification adjustment for (gains) losses included in net income	(3,912)	-	1,369	(2,543)
Reclassification adjustment for OTTI losses excluded from net income (2)	(112)	-	39	(73)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	(11,194)	3,919	(7,275)

Balance, December 31, 2013	$112,395	$(36,105)	$(26,835)	$49,455

(1)	Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $312,968 thousand, $231,396 thousand and $168,446 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus of the Company amounted to $941,028 thousand and $1,072,020 thousand at December 31, 2013 and 2012, respectively.

10.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $402,937 thousand, $324,972 thousand and $403,956 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012 the outstanding balances due to Prudential Insurance were $75,051 thousand and $83,340 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $673 thousand, $507 thousand and $664 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012 the outstanding balances due to Prudential Insurance were $56 thousand and $42 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company has an investment management agreement with Prudential Investment Management, Inc. (“PIM”) approved August 6, 2004 by the CT DOI. PIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $57,484 thousand, $53,581 thousand and $51,211 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012 the outstanding balances due to PIM were $3,986 thousand and $5,010 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $26,796 thousand and $81,506 thousand at December 31, 2013 and 2012, respectively.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $675 thousand, $688 thousand and $719 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $11,012 thousand, $8,728 thousand and $8,978 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $3,824 thousand, $3,668 thousand and $3,725 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Prudential Bank and Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $5,488 thousand, $4,961 thousand and $4,943 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012 the outstanding balances due to Prudential Bank & Trust, FSB were $474 thousand and $415 thousand, respectively.

Prudential Investment Management Services Inc.

The Company has a service agreement with Prudential Investment Management Services Inc. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $14,846 thousand, $15,290 thousand and $15,743 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, respectively, the outstanding balance receivable from PIMS was $1,143 thousand and $1,272 thousand.

Global Portfolio Strategies Inc.

The Company has a service agreement with Global Portfolio Strategies Inc. (“GPSI”), a Prudential Financial subsidiary, approved in 2009, under which the Company is reimbursed for general and administrative expenses incurred on behalf of GPSI. Beginning in 2011, costs related to GPSI expenses are incurred by Prudential Insurance and reimbursed accordingly.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004 under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of the borrowing.

The outstanding balance was zero for the years ended December 31, 2013 and 2012, respectively. Interest expense related to borrowings under this line of credit was zero for the years ended December 31, 2013, 2012 and 2011, respectively. The total interest payable was zero for the years ended December 31, 2013 and 2012, respectively.

Note Receivable from Affiliate

In 2013 and 2012, the Company made loans to an affiliate amounting to $93,766 thousand and $5,500 thousand, respectively. These loans had interest rates ranging from 1.34% to 2.30% with maturity dates through December 2025. The fair value of the note receivables was $98,916 thousand and $5,486 thousand at December 31, 2013 and 2012, respectively. The total income earned by the Company was $338 thousand and $8 thousand for the years ended December 31, 2013 and 2012, respectively. The total interest receivable was $283 thousand and $6 thousand at December 31, 2013 and 2012, respectively.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $55,317 thousand and $45,799 thousand as of December 31, 2013 and 2012, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary, of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

Under the equity method of accounting the Company records in its consolidated financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $14,944 thousand and $34,138 thousand at December 31, 2013 and 2012, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statement of Financial Position. The Company recorded an affiliated net gain in “Realized investment gains (losses), net” in the Consolidated Statement of Operations of $1,604 thousand, $1,936 thousand and $1,621 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

Pruco Reinsurance Limited

As discussed in Notes 2 and 6, during 2008 the Company entered into an automatic coinsurance reinsurance agreement with an affiliate as part of its risk and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the consolidated financial statements, were $9,443 thousand, $5,964 thousand and $4,084 thousand as of December 31, 2013, 2012 and 2011, respectively. Also, the Company received an expense allowance of $117 thousand, $73 thousand and $50 thousand from Pruco Re in 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the outstanding balances due from the Company were $939 thousand and $582 thousand, respectively.

The derivative associated with this agreement was a liability of $35,241 thousand as of December 31, 2013 and an asset of $764 thousand as of December 31, 2012. The change in the fair value of the derivative was a loss of $36,005 thousand for the year ended December 31, 2013, a loss of $12,682 thousand for the year ended December 31, 2012 and a gain of $27,958 thousand for the year ended December 31, 2011.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $1,600 thousand, $800 thousand and $800 thousand in 2013, 2012 and 2011 respectively, to Prudential Insurance. At December 31, 2013 and 2012, the outstanding balance due to the Company was $2,400 thousand and $1,600 thousand, respectively.

In December 2011, the Company sold fixed maturities and commercial mortgage and other loans to Prudential Insurance, with an amortized cost of $20,008 thousand, for $20,026 thousand. The resulting $18 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2011.

In June and December of 2012, the Company sold fixed maturities to Prudential Insurance, with an amortized cost of $29,806 thousand, for $30,864 thousand. The resulting $1,058 thousand difference between amortized cost and cash received was recorded net of tax as a capital contribution at December 31, 2012.

In December 2013, the Company sold a private equity to Prudential Insurance with a book value of $35,572 thousand, for $85,539 thousand. The resulting $49,967 thousand difference between book value and market value was recorded net of tax as a capital contribution at December 31, 2013.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $1,365 thousand, $871 thousand and $507 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, there were no outstanding balances due to Mullin, respectively.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and recordkeeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The related charges to the Company were $482 thousand and $170 thousand for the years ended December 31, 2013 and 2012, respectively. As of December 31, 2013 and 2012, there were no outstanding balances due to Mullin, respectively.

11.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, certain equity securities and certain derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (certain corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, certain short-term investments, certain cash equivalents (primarily commercial paper), note receivable and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain equity securities, certain short-term investments, notes receivable, reinsurance recoverable and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$40,799	$-	$-	$40,799
Obligations of U.S. states and their political subdivisions	-	4,725	-	-	4,725
Foreign government bonds	-	65,007	-	-	65,007
Corporate securities	-	1,496,009	9,082	-	1,505,091
Asset-backed securities	-	19,574	76,212	-	95,786
Commercial mortgage-backed securities	-	341,843	-	-	341,843
Residential mortgage-backed securities	-	123,246	682	-	123,928

Sub-total	-	2,091,203	85,976	-	2,177,179
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	43,067	-	-	43,067
Obligations of U.S. states and their political subdivisions	-	189,691	-	-	189,691
Foreign government bonds	-	116,699	-	-	116,699
Corporate securities	-	12,377,236	83,908	-	12,461,144
Asset-backed securities	-	738,618	368,369	-	1,106,987
Commercial mortgage-backed securities	-	2,441,318	-	-	2,441,318
Residential mortgage-backed securities	-	1,828,184	1,891	-	1,830,075
Equity securities	-	-	9,476	-	9,476
Short-term investments and cash equivalents	548,234	148,462	-	-	696,696

Sub-total	548,234	17,883,275	463,644	-	18,895,153
Other trading account assets:
Asset-backed securities	-	-	-	-	-

Sub-total	-	-	-		-

Equity securities, available-for-sale	6	-	710	-	716
Other long-term investments	3,859	176,955	365	(150,834)	30,345
Short-term investments	70,647	2,850	6	-	73,503
Cash equivalents	(1)	4,083	-	-	4,082
Other assets	-	5,458	58,131	-	63,589

Sub-total excluding separate account assets	622,745	20,163,824	608,832	(150,834)	21,244,567
Separate account assets (2)	31,179,947	18,722,450	939,528	-	50,841,925

Total assets	$31,802,692	$38,886,274	$1,548,360	$(150,834)	$72,086,492

Future policy benefits	$-	$-	$(35,241)	$-	$(35,241)
Other liabilities	586	150,180	4,954	(150,766)	4,954

Total liabilities	$586	$150,180	$(30,287)	$(150,766)	$(30,287)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$48,232	$-	$-	$48,232
Obligations of U.S. states and their political subdivisions	-	5,405	-	-	5,405
Foreign government bonds	-	64,999	-	-	64,999
Corporate securities	-	1,571,699	19,814	-	1,591,513
Asset-backed securities	-	34,555	70,654	-	105,209
Commercial mortgage-backed securities	-	364,499	112	-	364,611
Residential mortgage-backed securities	-	132,208	784	-	132,992

Sub-total	-	2,221,597	91,364	-	2,312,961
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	47,637	-	-	47,637
Obligations of U.S. states and their political subdivisions	-	259,413	-	-	259,413
Foreign government bonds	-	126,056	-	-	126,056
Corporate securities	-	11,904,316	93,344	-	11,997,660
Asset-backed securities	-	750,187	366,083	-	1,116,270
Commercial mortgage-backed securities	-	2,227,069	1,433	-	2,228,502
Residential mortgage-backed securities	-	2,023,857	2,224	-	2,026,081
Equity securities	1,471	-	7,094	-	8,565
Short-term investments and cash equivalents	662,849	275,333	-	-	938,182

Sub-total	664,320	17,613,868	470,178	-	18,748,366
Other trading account assets:
Asset-backed securities	-	1,011	-	-	1,011

Sub-total	-	1,011	-		1,011

Equity securities, available-for-sale	7	-	607	-	614
Other long-term investments	6,218	284,660	-	(203,013)	87,865
Short-term investments	24,958	1,755	-	-	26,713
Cash equivalents	22,534	4,397	-	-	26,931
Other assets	-	-	6,250	-	6,250

Sub-total excluding separate account assets	718,037	20,127,288	568,399	(203,013)	21,210,711
Separate account assets (2)	24,937,185	17,268,467	879,788	-	43,085,440

Total assets	$25,655,222	$37,395,755	$1,448,187	$(203,013)	$64,296,151

Future policy benefits	$-	$-	$764	$-	$764
Other liabilities	168	202,845	2,448	(203,013)	2,448

Total liabilities	$168	$202,845	$3,212	$(203,013)	$3,212

(1)

“Netting” amounts represent cash collateral of $(68) thousand and zero as of December 31, 2013 and 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty.

(2)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of mortgage loans and JV/LP investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and 2012, respectively, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets – Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value, within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, single name credit default swaps and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The vast majority of the Company’s derivative agreements with are with PGF, who transacts with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over “LIBOR” into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include primarily fixed maturity securities, treasuries, real estate-related investments, real estate mortgage loans, short term investments, derivative instruments and equity securities for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Other Assets and Future Policy Benefits – includes an affiliated agreement, which covers the reinsurance of the GMWB feature of certain of the Company’s products. The fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Other assets also include an affiliated note receivable, which is valued based on a broker quote. Since this assumption is unobservable and is considered to be a significant input to the valuation, the note receivable is included within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Accounts. In certain periods, an adjustment may be made to the fair value of these assets to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for the respective day. During the year ended December 31, 2013, $4.0 billion were transferred from Level 1 to Level 2 and $3.6 billion were transferred from Level 2 to 1.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

During the year ended December 31, 2012, $5.0 billion were transferred from Level 1 to 2 and $2.1 billion were transferred from Level 2 to 1. Transfers into or out of Level 1 and 2 are generally reported as the value as of the beginning of the period in which the transfer occurs.

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2013
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities	$62,610	$30,380	$92,990
Asset-backed securities	60,193	384,388	444,581
Commercial mortgage-backed securities	-	-	-
Residential mortgage-backed securities	2,573	-	2,573
Equity securities	736	9,450	10,186
Other long-term investments	365	-	365
Short term investments	6	-	6
Other assets	(35,327)	93,458	58,131

Subtotal excluding separate account assets (3)	91,156	517,676	608,832
Separate account assets	895,022	44,506	939,528

Total assets	$986,178	$562,182	$1,548,360

Future policy benefits	$(35,241)	$-	$(35,241)
Other liabilities	4,954	-	4,954

Total liabilities	$(30,287)	$-	$(30,287)

	As of December 31, 2012
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities	$61,504	$51,654	$113,158
Asset-backed securities	56,102	380,635	436,737
Commercial mortgage-backed securities	1,545	-	1,545
Residential mortgage-backed securities	3,008	-	3,008
Equity securities	897	6,804	7,701
Other assets	764	5,486	6,250

Subtotal excluding separate account assets (3)	123,820	444,579	568,399
Separate account assets	807,010	72,778	879,788

Total assets	$930,830	$517,357	$1,448,187

Future policy benefits	$764	$-	$764
Other liabilities	2,448	-	2,448

Total liabilities	$3,212	$-	$3,212

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2013

	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)

Assets:
Corporate securities	$62,610	Discounted cash flow	Discount rate	9.16% - 15% (9.65%)	Decrease
		Market comparables	EBITDA multiples (2)	5.0X - 7.0X (6.2X)	Increase
		Liquidation	Liquidation value	11.60% - 98% (40.62%)	Increase
Asset-backed securities	$60,193	Discounted cash flow	Liquidity premium	2.00% (2.00%)	Decrease
			Average life (years)	1 years - 14 years (7.91 years)	Increase
			Comparable spreads	0.19% (19%)	Decrease
			Comparable security yields	5.5% - 6.84% (6.61%)	Decrease
Liabilities:
Future policy benefits (3)	$(35,241)	Discounted cash flow	Lapse rate (4)	0% - 15%	Decrease
			NPR spread (5)	0.08% - 1.06%	Decrease
			Utilization rate (6)	100%	Increase
			Withdrawal rate (7)	95%	Increase
			Mortality rate (8)	0% - 12%	Decrease
			Equity volatility curve	15% - 25%	Increase

	As of December 31, 2012

	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)

Assets:
Corporate securities	$61,504	Discounted cash flow	Discount rate	11.5% - 17.5% (11.92%)	Decrease
		Cap at call price	Call price	100% - 101% (100.12%)	Increase
		Liquidation	Liquidation value	98% - 98% (98.00%)	Increase
Asset-backed securities	$56,102	Discounted cash flow	Liquidity premium	1.0% - 2.50% (1.68%)	Decrease
			Average life (years)	1 years - 15 years (8.91 years)	Increase
			Comparable spreads	0.11% - 0.11% (0.11%)	Decrease
			Comparable security yields	6.5% - 8.28% (7.95%)	Decrease
Liabilities:
Future policy benefits (3)	$764	Discounted cash flow	Lapse rate (4)	0% - 15%	Decrease
			NPR spread (5)	0.20% - 1.60%	Decrease
			Utilization rate (6)	100%	Increase
			Withdrawal rate (7)	95%	Increase
			Mortality rate (8)	0% - 12%	Decrease
			Equity volatility curve	19% - 21%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)

EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation

(4)

Base lapse rates are adjusted at the contract level based on comparison of the benefit amount and the current policyholder account value as well as other factors. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse.

(5)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(6)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.

(7)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

Future Policy Benefits—The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company’s variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Commercial Mortgage Loans—Separate account assets include $489 million and $498 million of commercial mortgage loans as of December 31, 2013 and 2012 respectively that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.27% to 1.88% (1.47% weighted average) as of December 31, 2013 and 1.65% to 4.15% (1.95% weighted average) as of December 31, 2012. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 – Prudential has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, Prudential has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2013

	Fixed Maturities Available-For-Sale

	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in thousands)
Fair Value, beginning of period	$19,814	$70,654	$112	$784
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(931)	-	25	-
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	629	4,476	(100)	(3)
Net investment income	(221)	3,805	12	(3)
Purchases	2,572	17,978	505	-
Sales	(42)	-	-	-
Issuances	-	-	-	-
Settlements	(10,470)	(12,295)	(49)	(96)
Other (1)	-	(995)	-	-
Transfers into Level 3 (2)	179	-	-	-
Transfers out of Level 3 (2)	(2,448)	(7,411)	(505)	-

Fair Value, end of period	$9,082	$76,212	$-	$682

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(425)	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013

	Trading Account Assets Supporting Insurance Liabilities

	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity

	(in thousands)
Fair Value, beginning of period	$93,344	$366,083	$1,433	$2,224	$7,094
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Asset management fees and other income	(6,236)	(91)	(1,381)	13	2,382
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	(127)	3,693	160	(3)	-
Purchases	18,009	321,116	74,433	-	133
Sales	-	(27)	-	-	(133)
Issuances	-	-	-	-	-
Settlements	(49,385)	(204,950)	(642)	(343)	-
Other (1)	-	(74,813)	-	-	-
Transfers into Level 3 (2)	52,249	-	50	-	-
Transfers out of Level 3 (2)	(23,946)	(42,642)	(74,053)	-	-

Fair Value, end of period	$83,908	$368,369	$-	$1,891	$9,476

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$(5,445)	$1,898	$(451)	$(8)	$2,539
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Other Trading Account Assets- Asset- Backed Securities	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets

Fair Value, beginning of period	$-	$607	$-	$6,250
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	365	(44,006)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	-	103	-	(376)
Net investment income	-	-	-	15
Purchases	-	-	-	98,766
Sales	-	-	-	(80,749)
Issuances	-	-	-	8,001
Settlements	-	-	-	-
Other (1)	-	-	-	75,722
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	(5,492)

Fair Value, end of period	$-	$710	$365	$58,131

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(45,111)
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities

	(in thousands)
Fair Value, beginning of period	$879,788	$(764)	$2,448
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	44,006	2,506
Asset management fees and other income	-	-	-
Interest credited to policyholders’ account balances	32,950	-	-
Included in other comprehensive income (loss)	-	-	-
Net investment income	(856)	-	-
Purchases	191,366	-	-
Sales	(31,259)	-	-
Issuances	-	(8,001)	-
Settlements	(89,170)	-	-
Transfers into Level 3 (2)	9,259	-	-
Transfers out of Level 3 (2)	(52,550)	-	-

Fair Value, end of period	$939,528	$35,241	$4,954

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$45,111	$(2,638)
Asset management fees and other income	$-	$-	$-
Interest credited to policyholders’ account balances	$24,712	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012

	Fixed Maturities Available-For-Sale

	U.S. Government	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in thousands)
Fair Value, beginning of period	$-	$24,562	$71,694	$12,352	$782
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1)	(3,349)	-	-	-
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(23)	864	26,244	(18)	104
Net investment income	(2)	143	6,049	18	(2)
Purchases	-	699	-	-	-
Sales	-	(210)	-	-	-
Issuances	-	-	-	-	-
Settlements	(1,566)	(3,179)	(34,148)	(58)	(100)
Other (1)	1,592	(1,592)	-	-	-
Transfers into Level 3 (2)	-	1,876	815	-	-
Transfers out of Level 3 (2)	-	-	-	(12,182)	-

Fair Value, end of period	$-	$19,814	$70,654	$112	$784

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012

	Trading Account Assets Supporting Insurance Liabilities

	U.S. Government	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity

	(in thousands)
Fair Value, beginning of period	$9,391	$108,826	$357,435	$21,437	$2,277	$10,509
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-
Asset management fees and other income	(134)	(6,979)	9,735	837	247	(2,627)
Included in other comprehensive income (loss)	-	-	-	-	-	-
Net investment income	(17)	133	4,859	145	(2)	-
Purchases	-	16,071	171,871	16,320	1,816	-
Sales	-	(7,581)	(7,148)	-	(1,816)	-
Issuances	-	-	-	-	-	-
Settlements	(1,957)	(25,268)	(108,644)	(970)	(298)	-
Other (1)	(7,283)	7,283	-	-	-	-
Transfers into Level 3 (2)	-	4,728	2,964	79,970	-	-
Transfers out of Level 3 (2)	-	(3,869)	(64,989)	(116,306)	-	(788)

Fair Value, end of period	$-	$93,344	$366,083	$1,433	$2,224	$7,094

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-
Asset management fees and other income	$(143)	$(10,159)	$9,440	$953	$121	$(2,627)
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012

	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$1,319	$124	$13,446
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,100)	(133)	(18,741)
Asset management fees and other income	-	-	-
Included in other comprehensive income (loss)	388	-	(14)
Net investment income	-	-	-
Purchases	-	-	5,500
Sales	-	-	-
Issuances	-	-	6,059
Settlements	-	9	-
Other (1)	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	-	-	-

Fair Value, end of period	$607	$-	$6,250

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(17,501)
Asset management fees and other income	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities

	(in thousands)
Fair Value, beginning of period	$830,638	$(13,446)	$3,312
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	18,741	(864)
Asset management fees and other income	-	-	-
Interest credited to policyholders’ account balances	41,368	-	-
Included in other comprehensive income (loss)	-	-	-
Net investment income	31	-	-
Purchases	249,136	-	-
Sales	(22,516)	-	-
Issuances	-	(6,059)	-
Settlements	(103,292)	-	-
Other (1)	-	-	-
Transfers into Level 3 (2)	102,375	-	-
Transfers out of Level 3 (2)	(217,952)	-	-

Fair Value, end of period	$879,788	$(764)	$2,448

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$17,501	$650
Asset management fees and other income	$-	$-	$-
Interest credited to policyholders’ account balances	$29,667	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011

	Fixed Maturities Available-For-Sale

	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in thousands)
Fair Value, beginning of period	$29,599	$88,738	$357	$1,674
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2,142)	1,536	47	-
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	38	(6,503)	66	(46)
Net investment income	133	6,860	45	(23)
Purchases	858	4,993	-	-
Sales	(1,376)	(15,598)	-	-
Issuances	926	-	-	-
Settlements	(1,882)	(3,929)	(191)	(210)
Other (1)	-	614	-	(613)
Transfers into Level 3 (2)	2,345	-	12,028	-
Transfers out of Level 3 (2)	(3,937)	(5,017)	-	-

Fair Value, end of period	$24,562	$71,694	$12,352	$782

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(867)	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(690)	$(6,320)	$123	$(51)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011

	Trading Account Assets Supporting Insurance Liabilities

	U.S. Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity

	(in thousands)
Fair Value, beginning of period	$-	$82,184	$225,984	$4,936	$18,290	$4,372
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-
Asset management fees and other income	(9)	5,662	350	38	(81)	(6,170)
Included in other comprehensive income (loss)	-	-	-	-	-	-
Net investment income	-	(127)	3,133	273	(22)	-
Purchases	9,400	71,947	304,995	10,039	-	4,592
Sales	-	(11,412)	(23,443)	-	-	(44,739)
Issuances	-	801	-	-	-	-
Settlements	-	(38,870)	(96,553)	(2,604)	(652)	(15,000)
Other (1)	-	-	15,258	-	(15,258)	-
Transfers into Level 3 (2)	-	42,516	-	18,793	-	67,454
Transfers out of Level 3 (2)	-	(43,875)	(72,289)	(10,038)	-	-

Fair Value, end of period	$9,391	$108,826	$357,435	$21,437	$2,277	$10,509

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-
Asset management fees and other income	$(9)	$3,565	$(711)	$168	$(103)	$(8,208)
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31,2011

	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets

Fair Value, beginning of period	$3,633	$-	$(14,512)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(3,965)	124	22,123
Asset management fees and other income	-	-	-
Included in other comprehensive income (loss)	3,189	-	-
Net investment income	-	-	-
Purchases	1,071	-	4,435
Sales	(2,608)	-	-
Issuances	-	-	-
Settlements	-	-	1,400
Other (1)	(1)	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	-	-	-

Fair Value, end of period	$1,319	$124	$13,446

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(4,106)	$91	$22,123
Asset management fees and other income	$-	$-	$-
Included in other comprehensive income (loss)	$3,329	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities

	(in thousands)

Fair Value, beginning of period	$505,289	$14,512	$6,017
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(22,123)	(2,705)
Asset management fees and other income	-	-	-
Interest credited to policyholders’ account balances	49,280	-	-
Included in other comprehensive income (loss)	-	-	-
Net investment income	1,528	-	-
Purchases	309,044	(4,435)	-
Sales	(160,704)	-	-
Issuances	21	-	-
Settlements	(54,183)	(1,400)	-
Other (1)	-	-	-
Transfers into Level 3 (2)	379,994	-	-
Transfers out of Level 3 (2)	(199,631)	-	-

Fair Value, end of period	$830,638	$(13,446)	$3,312

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$-	$(22,123)	$2,436
Asset management fees and other income	$-	$-	$-
Interest credited to policyholders’ account balances	$39,220	$-	$-

(1)	Other primarily represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2012, the majority of the Trading Account Assets Supporting Insurance Liabilities—Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities—Commercial Mortgage-Backed Securities transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

For the year ended December 31, 2011, the majority of the Trading Account Assets Supporting Insurance Liabilities – Equity Securities and other transfers into Level 3 were due to the determination that the pricing inputs provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives, as well as the derivative associated with the reinsurance contract, which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Other long-term investments and Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Derivative assets:
Interest Rate	$3,859	$154,248	$-	$-	$158,107
Currency	-	5	-	-	5
Credit	-	-	-	-	-
Currency/Interest Rate	-	22,701	-	-	22,701
Equity	-	-	-	-	-
Netting(1)	-	-	-	(150,834)	(150,834)

Total derivative assets	$3,859	$176,954	$-	$(150,834)	$29,979

Derivative liabilities:
Interest Rate	$586	$101,090	$4,954	$-	$106,630
Currency	-	88	-	-	88
Credit	-	3,114	-	-	3,114
Currency/Interest Rate	-	45,888	-	-	45,888
Equity	-	-	-	-	-
Netting(1)	-	-	-	(150,766)	(150,766)

Total derivative liabilities	$586	$150,180	$4,954	$(150,766)	$4,954

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Derivative assets:
Interest Rate	$6,218	$262,540	$-	$-	$268,758
Currency	-	31	-	-	31
Credit	-	-	-	-	-
Currency/Interest Rate	-	21,780	-	-	21,780
Equity	-	309	-	-	309
Netting(1)	-	-	-	(203,013)	(203,013)

Total derivative assets	$6,218	$284,660	$-	$(203,013)	$87,865

Derivative liabilities:
Interest Rate	$168	$167,483	$2,448	$-	$170,099
Currency	-	-	-	-	-
Credit	-	6,055	-	-	6,055
Currency/Interest Rate	-	29,307	-	-	29,307
Equity	-	-	-	-	-
Netting(1)	-	-	-	(203,013)	(203,013)

Total derivative liabilities	$168	$202,845	$2,448	$(203,013)	$2,448

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2013, 2012 and 2011 as well as the portion of gains or losses included in income for the years ended December 31, 2013, 2012 and 2011, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2013, 2012 and 2011, respectively.

	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011

	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Assets- Credit	Derivative Liabilities - Interest Rate

	(in thousands)		(in thousands)		(in thousands)

Fair Value, beginning of period	$-	$(2,448)	$124	$(3,312)	$-	$(6,017)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(2,506)	(133)	864	124	2,705
Asset management fees and other income	-	-	-	-	-	-
Purchases	-	-	-	-	-	-
Sales	-	-	-	-	-	-
Issuances	-	-	-	-	-	-
Settlements	-	-	9	-	-	-
Transfers into Level 3 (1)	-	-	-	-	-	-
Transfers out of Level 3 (1)	-	-	-	-	-	-

Fair Value, end of period	$-	$(4,954)	$-	$(2,448)	$124	$(3,312)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held
Included in earnings:
Realized investment gains (losses), net	$-	$(2,638)	$-	$650	$294	$2,436
Asset management fees and other income	$-	$-	$-	$-	$-	$-

(1) Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve adjustments resulted in $2,890 thousand of net losses being recorded for the year ended December 31, 2013 on certain commercial mortgage and other loans. The carrying value of these loans as of December 31, 2013 was $6,213 thousand. Similar nonrecurring fair value adjustments on commercial mortgage and other loans resulted in gains of $113 thousand and $4,325 thousand for the years ended December 31, 2012 and 2011, respectively. The reserve adjustments were based on discounted cash flows utilizing market rates.

Impairments of $539 thousand, $1,012 thousand and zero thousand were recorded for the years ended December 31, 2013, 2012 and 2011, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2013					December 31, 2012

	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount

	Level 1	Level 2	Level 3	Total	Total	Total	Total

	(in thousands)

Assets:
Commercial mortgage and other loans	$-	$-	$4,842,181	$4,842,181	$4,614,455	$4,793,447	$4,437,220
Cash	27,956	-	-	27,956	27,956	12,324	12,324
Accrued investment income	-	193,286	-	193,286	193,286	187,438	187,438
Reinsurance recoverables	-	-	248,100	248,100	248,100	627,036	627,036
Other long term investments	-	-	4,318	4,318	4,279	2,059	1,783
Other assets	-	(8,352)	-	(8,352)	(8,352)	90,482	90,482

Total Assets	$27,956	$184,934	$5,094,599	$5,307,489	$5,079,724	$5,712,786	$5,356,283

Liabilities:
Policyholders’ account balances - investment contracts	$-	$-	$23,422,596	$23,422,596	$23,345,589	$23,207,773	$23,027,587
Reinsurance payables	-	-	249,033	249,033	249,033	627,618	627,618
Cash collateral for loaned securities	-	646,545	-	646,545	646,545	579,619	579,619
Other liabilities	-	203,788	-	203,788	203,788	183,430	183,430
Separate account liabilities - investment contracts	-	49,457,511	1,269,058	50,726,569	50,726,569	42,973,028	42,973,028

Total Liabilities	$-	$50,307,844	$24,940,687	$75,248,531	$75,171,524	$67,571,468	$67,391,282

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Cash, Accrued Investment Income, Reinsurance Recoverables and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the years end December 31, 2013 and 2012, no such adjustments were made.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received/paid.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

12.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into these contracts with Prudential Global Funding (“PGF”), who enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Under currency forwards, the Company agrees with PGF to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with PGF to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Other Contracts

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives

The Company sells variable annuity products and separate account funding agreements, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying, as well as the derivative associated with the reinsurance contract. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $29,979 thousand and $87,865 thousand as of December 31, 2013 and 2012, respectively, and total derivative liabilities of $4,954 thousand and $2,448 thousand as of December 31, 2013 and 2012, respectively, reflected in the Consolidated Statement of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2013			December 31, 2012
	Notional Amount	Fair Value		Notional Amount	Fair Value
Primary Underlying/Instrument Type		Assets	Liabilities		Assets	Liabilities
	(in thousands)			(in thousands)

Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$42,078	$-	$(3,007)	$7,402	$16	$(240)

Total Qualifying Hedges	$42,078	$-	$(3,007)	$7,402	$16	$(240)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$3,277,731	$154,248	$(106,044)	$4,388,442	$262,540	$(169,931)
Interest Rate Futures	1,997,700	3,859	(586)	2,016,900	6,218	(168)
Interest Rate Forwards	-	-	-	-	-	-
Foreign Currency
Foreign Currency Forwards	8,026	5	(88)	4,238	31	-
Currency/Interest Rate
Foreign Currency Swaps	1,040,882	22,701	(42,881)	876,846	21,764	(29,067)
Credit
Credit Default Swaps	48,925	-	(3,114)	118,300	-	(6,055)
Equity
Equity Options	570	-	-	363	309	-

Total Non-Qualifying Hedges	$6,373,834	$180,813	$(152,713)	$7,405,089	$290,862	$(205,221)

Total Derivatives (1)	$6,415,912	$180,813	$(155,720)	$7,412,491	$290,878	$(205,461)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net asset of $35,606 thousand as of December 31, 2013 and a net liability of $7,875 thousand as of December 31, 2012, included in “Future Policy Benefits”, “Fixed Maturities, Available-for-sale” and “Other long-term investments”.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting agreement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2013

	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$180,813	$(150,834)	$29,979	$2,627	$32,606
Securities purchased under agreement to resell	-	-	-	-	-

Total Assets	$180,813	$(150,834)	$29,979	$2,627	$32,606

Offsetting of Financial Liabilities:
Derivatives	$150,766	$(150,766)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$150,766	$(150,766)	$-	$-	$-

	December 31, 2012

	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$290,878	$(203,013)	$87,865	$(100,939)	$(13,074)
Securities purchased under agreement to resell	39,389	-	39,389	(39,389)	-

Total Assets	$330,267	$(203,013)	$127,254	$(140,328)	$(13,074)

Offsetting of Financial Liabilities:
Derivatives	$203,013	$(203,013)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$203,013	$(203,013)	$-	$-	$-

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are interest rate swaps and currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2013
					Accumulated
	Realized	Net			Other
	Investment	Investment	Other	Interest	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Income (1)

	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$108	$(1,805)	$-	$(1,016)

Total cash flow hedges	-	108	(1,805)	-	(1,016)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	71,695	-	-	-	-
Currency	(410)	-	-	-	-
Currency/Interest Rate	(15,005)	-	(422)	-	-
Credit	(1,231)	-	-	-	-
Equity	(308)	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	5,185	-	-	-	-

Total non-qualifying hedges	59,926	-	(422)	-	-

Total	$59,926	$108	$(2,227)	$-	$(1,016)

	Year Ended December 31, 2012
					Accumulated
	Realized	Net			Other
	Investment	Investment	Other	Interest	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Income (1)

	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$(5)	$(6)	$-	$(390)

Total cash flow hedges	-	(5)	(6)	-	(390)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(26,467)	-	-	-	-
Currency	(263)	-	-	-	-
Currency/Interest Rate	(12,743)	-	304	-	-
Credit	(5,739)	-	-	-	-
Equity	(134)	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	1,266	-	-	-	-

Total non-qualifying hedges	(44,080)	-	304	-	-

Total	$(44,080)	$(5)	$298	$-	$(390)

	Year Ended December 31, 2011
					Accumulated
	Realized	Net			Other
	Investment	Investment	Other	Interest	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Income (1)

	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$(15)	$3	$-	$76

Total cash flow hedges	-	(15)	3	-	76

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(110,735)	-	-	-	-
Currency	19	-	-	-	-
Currency/Interest Rate	24,515	-	159	-	-
Credit	1,336	-	-	-	-
Equity	21	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	81	-	-	-	-

Total non-qualifying hedges	(84,763)	-	159	-	-

Total	$(84,763)	$(15)	$162	$-	$76

(1) Amounts deferred in “Accumulated other comprehensive income (loss).”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2010	$98
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	64
Amount reclassified into current period earnings	12

Balance, December 31, 2011	174
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(401)
Amount reclassified into current period earnings	11

Balance, December 31, 2012	(216)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2013	(2,713)
Amount reclassified into current period earnings	1,697

Balance, December 31, 2013	$(1,232)

Using December 31, 2013 values, it is anticipated that a pre-tax loss of approximately $40 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2014, offset by amounts pertaining to the hedged items. As of December 31, 2013, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 9 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Change in net unrealized investment gains” in the Consolidated Statements of Stockholder’s Equity.

Credit Derivatives Written

The Company’s exposure from credit derivatives where the Company has written credit protection was zero as of December 31, 2013 and 2012, respectively.

Prior to the disposal in 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Stockholder’s Equity under the heading AOCI and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $0 thousand and $18,270 thousand at December 31, 2013 and 2012, respectively.

The Company purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2013 and 2012, the Company had $48,925 thousand and $118,300 thousand of outstanding notional amounts, respectively, reported at fair value as a liability of $3,114 thousand and a liability of $6,055 thousand, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company has credit risk exposure to PGF, an affiliate, related to its over-the-counter derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. In the normal course of business, the Company may receive or post securities or cash collateral with PGF. Securities collateral is not recognized on the Consolidated Statement of Financial Position. Cleared derivatives are bilateral transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to new guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. Also the Company enters into exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty credit spread is applied to OTC derivative net asset positions.

13.	DEBT

The Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2013, the Company had no advances outstanding under the FHLBB facility.

The Company has access to collateralized advances from the FHLBB. Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (the “CT Department”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $230 million, none of which was outstanding as of December 31, 2013. Previously, the CT Department provided an advance consent to the Company, permitting it to pledge up to $2,600 million in assets to secure FHLBB borrowings, resulting in a maximum borrowing capacity under the facility of approximately $1,746 million; however, this consent expired as of December 31, 2013

14.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY

MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loan Commitments

	As of December 31,

	2013	2012

	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$119,019	$63,739
Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)
	As of December 31,

	2013	2012

	(in thousands)

Expected to be funded from the general account and other operations outside the separate accounts	$251,379	$115,740
Expected to be funded from the separate accounts	37,547	39,126
Portion of separate account commitments with recourse to the Company	-	-

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2013, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flow for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. The Company believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2013, there is no aggregate amount of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

currently can be made. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Unclaimed Property Settlement

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

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